                                                                    Exhibit 10.2


               AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                            DATED AS OF APRIL 4, 2006

                                      AMONG

                         DEJ 98 FINANCE, LLC, AS SELLER,

                  WOLVERINE FINANCE, LLC, AS INITIAL SERVICER,

                 WOLVERINE TUBE, INC., AS PERFORMANCE GUARANTOR,

                     VARIABLE FUNDING CAPITAL COMPANY, LLC,

        THE CIT GROUP/BUSINESS CREDIT, INC., INDIVIDUALLY AND AS CO-AGENT

                                       AND

         WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY AND AS AGENT




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                                TABLE OF CONTENTS

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ARTICLE I. PURCHASE ARRANGEMENTS..................................................................................2
   SECTION 1.1       PURCHASE FACILITY............................................................................2
   SECTION 1.2       INCREMENTAL PURCHASES........................................................................2
   SECTION 1.3       DECREASES....................................................................................3
   SECTION 1.4       DEEMED COLLECTIONS; PURCHASE LIMIT...........................................................3
   SECTION 1.5       PAYMENT REQUIREMENTS; RATABLE PAYMENTS; COMPUTATIONS.........................................4
ARTICLE II. PAYMENTS AND COLLECTIONS..............................................................................5
   SECTION 2.1       PAYMENTS OF RECOURSE OBLIGATIONS.............................................................5
   SECTION 2.2       COLLECTIONS PRIOR TO THE FACILITY TERMINATION DATE...........................................5
   SECTION 2.3       COLLECTIONS ON AND AFTER THE FACILITY TERMINATION DATE.......................................7
   SECTION 2.4       PAYMENT RESCISSION...........................................................................7
   SECTION 2.5       CLEAN UP CALL................................................................................8
ARTICLE III. COMMERCIAL PAPER FUNDING BY VFCC.....................................................................8
   SECTION 3.1       CP COSTS.....................................................................................8
   SECTION 3.2       CALCULATION OF CP COSTS......................................................................8
   SECTION 3.3       CP COSTS PAYMENTS............................................................................8
   SECTION 3.4       DEFAULT RATE.................................................................................8
ARTICLE IV. FUNDINGS BY THE COMMITTED PURCHASERS..................................................................8
   SECTION 4.1       FUNDINGS BY CIT/BC AND THE LIQUIDITY BANKS...................................................8
   SECTION 4.2       YIELD PAYMENTS...............................................................................9
   SECTION 4.3       SELECTION AND CONTINUATION OF INTEREST PERIODS...............................................9
   SECTION 4.4       COMMITTED PURCHASER INVESTMENT YIELD RATES...................................................9
   SECTION 4.5       SUSPENSION OF THE LIBO RATE..................................................................9
   SECTION 4.6       DEFAULT RATE................................................................................10
ARTICLE V. REPRESENTATIONS AND WARRANTIES........................................................................10
   SECTION 5.1       REPRESENTATIONS AND WARRANTIES OF THE SELLER PARTIES........................................10
      (a)     Existence and Power................................................................................10
      (b)     Power and Authority; Due Authorization, Execution and Delivery.....................................10
      (c)     No Conflict........................................................................................10
      (d)     Governmental Authorization.........................................................................11
      (e)     Actions, Suits.....................................................................................11
      (f)     Binding Effect.....................................................................................11
      (g)     Accuracy of Information............................................................................11
      (h)     Use of Proceeds....................................................................................11
      (i)     Good Title.........................................................................................12
      (j)     Perfection.........................................................................................12
      (k)     Places of Business and Locations of Records........................................................12
      (l)     Collections........................................................................................12
      (m)     Material Adverse Effect............................................................................12
      (n)     Names..............................................................................................12
      (o)     Ownership of Seller................................................................................13
      (p)     Not a Holding Company or an Investment Company.....................................................13
      (q)     Compliance with Law................................................................................13
      (r)     Compliance with Credit and Collection Policy.......................................................13
      (s)     Payments to Applicable Originator..................................................................13
      (t)     Enforceability of Contracts........................................................................13
      (u)     Eligible Receivables...............................................................................14
      (v)     Purchase Limit and Maximum Receivable Interests....................................................14
      (w)     Accounting.........................................................................................14
      (x)     OFAC...............................................................................................14
ARTICLE VI. CONDITIONS OF PURCHASES..............................................................................14
   SECTION 6.1       CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT.....................................14


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   SECTION 6.2       CONDITIONS PRECEDENT TO ALL PURCHASES AND REINVESTMENTS.....................................14
ARTICLE VII. COVENANTS...........................................................................................15
   SECTION 7.1       AFFIRMATIVE COVENANTS OF THE SELLER PARTIES.................................................15
      (a)     Financial Reporting................................................................................15
      (b)     Notices............................................................................................17
      (c)     Compliance with Laws and Preservation of Corporate Existence.......................................17
      (d)     Audits.............................................................................................18
      (e)     Keeping and Marking of Records and Books...........................................................18
      (f)     Compliance with Contracts and Credit and Collection Policy.........................................19
      (g)     Performance and Enforcement of Receivables Sale Agreements.........................................19
      (h)     Ownership..........................................................................................19
      (i)     Reliance...........................................................................................19
      (j)     Collections........................................................................................22
      (k)     Taxes..............................................................................................22
      (l)     Payment to Applicable Originator...................................................................23
   SECTION 7.2       NEGATIVE COVENANTS OF THE SELLER PARTIES....................................................23
      (a)     Name Change, Offices and Records...................................................................23
      (b)     Change in Payment Instructions to Obligors.........................................................23
      (c)     Modifications to Contracts and Credit and Collection Policy........................................23
      (d)     Sales, Liens.......................................................................................23
      (e)     Use of Proceeds....................................................................................24
      (f)     Termination Date Determination.....................................................................24
      (g)     Restricted Junior Payments.........................................................................24
      (h)     Seller Indebtedness................................................................................24
      (i)     Prohibition on Certain Additional Agreements.......................................................24
ARTICLE VIII. ADMINISTRATION AND COLLECTION......................................................................24
   SECTION 8.1       DESIGNATION OF SERVICER.....................................................................24
   SECTION 8.2       DUTIES OF SERVICER..........................................................................26
   SECTION 8.3       CONTROL OF LOCK-BOX AND COLLECTION ACCOUNTS.................................................27
   SECTION 8.4       RESPONSIBILITIES OF SELLER..................................................................27
   SECTION 8.5       SETTLEMENT AND WEEKLY REPORTS...............................................................27
   SECTION 8.6       SERVICING FEE...............................................................................28
ARTICLE IX. AMORTIZATION EVENTS..................................................................................28
   SECTION 9.1       AMORTIZATION EVENTS.........................................................................28
   SECTION 9.2       REMEDIES....................................................................................31
ARTICLE X. INDEMNIFICATION.......................................................................................31
   SECTION 10.1      INDEMNITIES.................................................................................31
   SECTION 10.2      INCREASED COST AND REDUCED RETURN...........................................................37
   SECTION 10.3      OTHER COSTS AND EXPENSES....................................................................37
ARTICLE XI. THE AGENT AND THE CO-AGENT...........................................................................38
   SECTION 11.1      AUTHORIZATION AND ACTION....................................................................38
   SECTION 11.2      DELEGATION OF DUTIES........................................................................38
   SECTION 11.3      EXCULPATORY PROVISIONS......................................................................38
   SECTION 11.4      RELIANCE BY AGENT...........................................................................39
   SECTION 11.5      NON-RELIANCE ON AGENT AND OTHER PURCHASERS..................................................39
   SECTION 11.6      REIMBURSEMENT AND INDEMNIFICATION...........................................................39
   SECTION 11.7      AGENT IN ITS INDIVIDUAL CAPACITY............................................................39
   SECTION 11.8      SUCCESSOR AGENT.............................................................................39
ARTICLE XII. ASSIGNMENTS AND PARTICIPATIONS......................................................................40
   SECTION 12.1      PROHIBITION ON ASSIGNMENTS BY SELLER PARTIES................................................40
   SECTION 12.2      ASSIGNMENTS BY PURCHASERS...................................................................40
   SECTION 12.3      PARTICIPATIONS..............................................................................41
ARTICLE XIII. MISCELLANEOUS......................................................................................41
   SECTION 13.1      WAIVERS AND AMENDMENTS......................................................................41
   SECTION 13.2      NOTICES.....................................................................................42
   SECTION 13.3      PROTECTION OF AGENT'S SECURITY INTEREST.....................................................42

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                                       ii

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   SECTION 13.4      CONFIDENTIALITY.............................................................................43
   SECTION 13.5      BANKRUPTCY PETITION.........................................................................44
   SECTION 13.6      LIMITATION OF RECOURSE AND LIABILITY........................................................44
   SECTION 13.7      CHOICE OF LAW...............................................................................45
   SECTION 13.8      CONSENT TO JURISDICTION.....................................................................45
   SECTION 13.9      WAIVER OF JURY TRIAL........................................................................45
   SECTION 13.10     INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS..............................................46
   SECTION 13.11     COUNTERPARTS; SEVERABILITY; SECTION REFERENCES..............................................46
   SECTION 13.12     CHARACTERIZATION............................................................................46

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                             EXHIBITS AND SCHEDULES

Exhibit I         Definitions

Exhibit II        Form of Purchase Notice

Exhibit III Places of Business of the Seller; Locations of Records; Federal Employer and Organizational Identification Numbers

Exhibit IV        Names of Collection Banks; Collection Accounts

Exhibit V         Form of Compliance Certificate

Exhibit VI        Form of Collection Account Agreement

Exhibit VII       Credit and Collection Policy

Exhibit VIII      Form of Settlement Report

Exhibit IX        Form of Performance Undertaking

Exhibit X         Initial Form of Weekly Report

Schedule A        Commitments of the Committed Purchasers

Schedule B        Closing Documents

               AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of April 4, 2006 is entered into by and among:

                  (a) DEJ 98 Finance, LLC, a Delaware limited liability company ("SELLER"),

                  (b) Wolverine Finance, LLC, a Tennessee limited liability company ("WOLVERINE FINANCE"), as initial Servicer,

                  (c) Wolverine Tube, Inc., a Delaware corporation, as Performance Guarantor,

                  (d) Variable Funding Capital Company, LLC, a Delaware limited liability company ("VFCC"),

                  (e) The CIT Group/Business Credit, Inc., a New York corporation ("CIT/BC"), individually and as co-agent (the "CO-AGENT"),

                  (f) Wachovia Bank, National Association, a national banking association, in its individual capacity ("WACHOVIA"), and as agent for the Purchasers under the Transaction Documents (together with its successors and assigns in such latter capacity, the "AGENT").

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN EXHIBIT I HERETO (OR, IF NOT DEFINED IN EXHIBIT I HERETO, THE MEANINGS ASSIGNED TO SUCH TERMS IN EXHIBIT I TO THE U.S. RECEIVABLES SALE AGREEMENT OR THE CANADIAN RECEIVABLES SALE AGREEMENT, AS APPLICABLE).

                             PRELIMINARY STATEMENTS

                  The parties hereto (other than CIT/BC and the Co-Agent) entered into that certain Receivables Purchase Agreement dated as of April 28, 2005, as amended from time to time prior to the date hereof (the "EXISTING AGREEMENT"). The Seller has requested an increase in the facility evidenced by the Existing Agreement, and CIT/BC is willing to provide the incremental commitment thereunder. Accordingly, subject to the conditions hereinafter set forth, the parties wish to amend and restate the Existing Agreement from and after the date hereof as set forth in this Agreement.

                  Seller desires to transfer and assign Receivable Interests to the Agent, on behalf of Purchasers from time to time.

                  VFCC may, in its absolute and sole discretion, purchase the VFCC Group's Funding Percentage of each Receivable Interest from Seller from time to time, and in the event that VFCC declines to make any such purchase, the Liquidity Banks shall, at the request of Seller, purchase the VFCC Group's Funding Percentage of such Receivable Interest from Seller from time to time.

                  CIT/BC shall purchase its Funding Percentage of each Receivable Interest from Seller from time to time.

                  The CIT Group/Business Credit, Inc. has been requested and is willing to act as Co-Agent on behalf of CIT/BC and its permitted assigns in accordance with the terms hereof.


                  Wachovia Bank, National Association has been requested and is willing to act as Agent on behalf of the Purchasers in accordance with the terms hereof.


                                   ARTICLE I.

                              PURCHASE ARRANGEMENTS

         Section 1.1 Purchase Facility.

                  (a) Upon the terms and subject to the conditions of this Agreement (including, without limitation, Article VI):

                  (i) on the date hereof, Seller shall (and does hereby) sell and assign to the Agent on behalf of the Purchasers (in accordance with their respective Receivable Interests), (A) the universality of all present and future Quebec Receivables, including each Quebec Receivable as to which the Seller hereafter otherwise acquires any interest or becomes entitled, (B) all Related Security with respect to such Quebec Receivables, and (C) all Collections with respect to, and other proceeds of, such Quebec Receivables and Related Security (collectively, the "QUEBEC ASSETS"); and

                  (ii) from time to time prior to the Facility Termination Date, Seller may also sell and assign Receivable Interests to the Agent, on behalf of the Purchasers; PROVIDED THAT Seller may not sell or assign any Receivable Interest to the Agent if, after giving effect thereto, the outstanding Aggregate Invested Amount would exceed the least of (A) the Purchase Limit, (B) the Net Pool Balance MINUS Required Reserves and (C) the product of 85% TIMES the aggregate Outstanding Balance of Eligible Receivables.

                   (b) Seller may, upon at least 10 Business Days' notice to the Agent and the Co-Agent, terminate in whole or reduce in part the unused portion of the Purchase Limit (and the Committed Purchasers' Commitments shall correspondingly be terminated or ratably reduced); PROVIDED THAT each partial reduction of the Purchase Limit shall be in an amount equal to US$5,000,000 (or a larger integral multiple of US$1,000,000 if in excess thereof).

         Section 1.2 Incremental Purchases.

                  (a) Except for the initial Incremental Purchase on or after the date of this Agreement, Seller shall provide the Agent and the Co-Agent with at least two (2) Business Days' prior written notice in a form set forth as
Exhibit II hereto of each Incremental Purchase (each, a "PURCHASE NOTICE"). Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall not be less than US$2,000,000 or a larger integral multiple of US$500,000), the amounts corresponding to the VFCC Group's and CIT/BC's respective Funding Percentages of such Purchase Price and the Purchase Date.

                  (b) Following the Agent's receipt of each Purchase Notice, the Agent will determine whether VFCC agrees to make the VFCC Group's Funding Percentage of the proposed purchase. If VFCC declines to make the VFCC Group's Funding Percentage of the proposed purchase, the VFCC Group's Funding Percentage of such Incremental Purchase will be made by the Liquidity Banks.

                  (c) On each Purchase Date, upon satisfaction of the applicable conditions precedent set forth in Article VI, (i) VFCC or the Liquidity Banks, as applicable, shall deposit to the Facility Account, in immediately available funds, no later than 2:00 p.m. (New York time), an amount equal to (A) in the case of VFCC, the VFCC Group's Funding Percentage of the aggregate Purchase Price of the offered Receivable Interests or (B) in the case of a Liquidity Bank, such Liquidity Bank's Pro Rata Share of the VFCC Group's Funding Percentage of the aggregate Purchase Price of the offered Receivable Interests, and (ii) CIT/BC shall transfer to the Facility Account, in immediately available funds, no later than 2:00 p.m. (New York time), an amount equal to CIT/BC's Funding Percentage of the aggregate Purchase Price of the offered Receivable Interests. Notwithstanding the foregoing, on the Closing Date, CIT/BC shall fund such percentage of the initial Purchase so that, after giving effect thereto and to the application of the proceeds thereof, CIT/BC's Invested Amount, on the one hand, and the VFCC Group's Invested Amount, on the other hand, will equal their respective Funding Percentages of the Aggregate Invested Amount.

                  (d) The Commitments of each of the Committed Purchasers shall be several and not joint.

         Section 1.3 Decreases. Seller shall provide the Agent and the Co-Agent with prior written irrevocable notice in conformity with the Required Notice Period (a "REDUCTION NOTICE") of any proposed reduction of Aggregate Invested Amount, each of which reductions shall be made only from Collections. Such Reduction Notice shall designate (i) the date (the "PROPOSED REDUCTION DATE") upon which any such reduction of Aggregate Invested Amount shall occur (which date shall give effect to the applicable Required Notice Period), (ii) the amount of Aggregate Invested Amount to be reduced (the "AGGREGATE REDUCTION"), and (iii) the amounts corresponding to the CIT/BC's Funding Percentage and the VFCC Group's Funding Percentage of such Aggregate Reduction. The VFCC Group's Funding Percentage of each Aggregate Reduction shall be applied ratably to all Receivable Interests of VFCC and the Liquidity Banks in accordance with their respective Invested Amounts (if any). Only one (1) Reduction Notice shall be outstanding at any time.

         Section 1.4 Deemed Collections; Purchase Limit.

                  (a) If on any day:

                  (i) the Outstanding Balance of any Receivable is reduced or cancelled as a result of any defective or rejected goods or services, any cash discount or any other adjustment by any Originator or any Affiliate thereof, or as a result of any governmental or regulatory action, or

                  (ii) the Outstanding Balance of any Receivable is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related or an unrelated transaction), or

                  (iii) the Outstanding Balance of any Receivable is reduced on account of the obligation of any Originator or any Affiliate thereof to pay to the related Obligor any rebate or refund, or

                  (iv) the Outstanding Balance of any Receivable is less than the amount included with respect to such Receivable in calculating the Net Pool Balance for purposes of any Settlement Report (for any reason other than (A) receipt of Collections, (B) fluctuations in the spot rate of exchange for U.S. dollars or Canadian dollars since the date of such Settlement Report, or (C) such Receivable becoming a Defaulted Receivable), or

                  (v) any of the representations or warranties of Seller set forth in Section 5.1(g), (i), (j), (r), (s), (t) or (u) were not true when made with respect to any Receivable,

then, on such day, Seller shall be deemed to have received a Collection of such Receivable (A) in the case of clauses (i)-(iv) above, in the amount of such reduction or cancellation or the difference between the actual Outstanding Balance and the amount included with respect to such Receivable in calculating such Net Pool Balance, as applicable; and (B) in the case of clause (v) above, in the amount of the Outstanding Balance of such Receivable and, not later than one (1) Business Day thereafter shall pay to the Agent's Account, for the benefit of the Purchasers, the amount of any such Collection deemed to have been received in the same manner as actual cash Collections are distributed under the terms of this Agreement.

                  (b) Seller shall ensure that the Aggregate Invested Amount at no time exceeds the Purchase Limit. If at any time the Aggregate Invested Amount exceeds the Purchase Limit, Seller shall pay to the Agent immediately an amount to be applied to reduce the Aggregate Invested Amount in accordance with Section 1.5(b) such that, after giving effect to such payment, the Aggregate Invested Amount does not exceed the Purchase Limit.

                  (c) Seller shall also ensure that the Receivable Interests shall at no time exceed in the aggregate 100%. If the aggregate of the Receivable Interests exceeds 100%, Seller shall pay to the Agent on or before the next succeeding Settlement Date or Weekly Adjustment Date (or, if such excess is discovered on a Settlement Date or Weekly Adjustment Date, on such Settlement Date or Weekly Adjustment Date, as the case may be) an amount to be applied to reduce the Aggregate Invested Amount in accordance with Section 1.5(b) such that, after giving effect to such payment, the aggregate of the Receivable Interests equals or is less than 100%.

         Section 1.5 Payment Requirements; Ratable Payments; Computations.

                  (a) All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York time) on the day when due in immediately available funds, and if not received before 12:00 noon (New York time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to the Agent for the account of any

Purchaser, they shall be paid to the Agent's Account, for the account of such Purchaser, until otherwise notified by the Agent, and the Agent shall promptly remit each Purchaser's share of any amounts so received in like funds.

                  (b) Each reduction of Aggregate Invested Amount shall be allocated ratably between the VFCC Group, on the one hand, and CIT/BC, on the other, in accordance with their respective Funding Percentages. Any reduction of the Invested Amount of the VFCC Group shall be allocated amongst VFCC and the Liquidity Banks (i) prior to the Facility Termination Date, as determined by the Agent, and (ii) from and after the Facility Termination Date, ratably in accordance with the respective Invested Amounts of each of the members of the VFCC Group.

                  (c) All computations of CP Costs, Yield, per annum fees calculated as part of any CP Costs, per annum fees hereunder and per annum fees under the Fee Letters shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.



                                  ARTICLE II.

                            PAYMENTS AND COLLECTIONS

         Section 2.1 Payments of Recourse Obligations. Without limiting Seller's other obligations under this Agreement, Seller hereby promises to pay the following (collectively, the "RECOURSE OBLIGATIONS"):

                  (a) all amounts due and owing under Section 1.4 on the dates specified therein;

                  (b) the fees set forth in the Fee Letters on the dates specified therein;

                  (c) all accrued and unpaid Yield on the Receivable Interests accruing Yield at the Alternate Base Rate or the Default Rate on each Settlement Date;

                  (d) all accrued and unpaid Yield on the Receivable Interests accruing Yield at the LIBO Rate on each Settlement Date;

                  (e) all accrued and unpaid CP Costs on the Receivable Interests funded with Commercial Paper on each Settlement Date; and

                  (f) all Broken Funding Costs, upon demand, and all Indemnified Amounts, within ten (10) days of demand.

         Section 2.2 Collections Prior to the Facility Termination Date.

                  (a) Prior to the Facility Termination Date, any Deemed Collections received by Servicer and the Purchasers' portion of any Collections received by Servicer shall be set aside by Servicer for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2. If at any time any Collections are received by Servicer prior to the Facility Termination Date, except to the extent a Reduction Notice is pending, Seller hereby requests that the applicable Purchasers make, and the applicable Purchasers shall make, simultaneously with such receipt, a reinvestment (each, a "REINVESTMENT") with each applicable Purchasers' portion of the balance of each and every Collection received by such Servicer such that after giving effect to such Reinvestment, the Invested Amount of such Receivable Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Invested Amount immediately prior to such receipt.

                  (b) On each Settlement Date prior to the Facility Termination Date, the Agent shall distribute the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment (if not previously paid in accordance with Section 2.1) in the following order:

                  FIRST, to the Servicer (if the Servicer at such time is not Wolverine Finance or one of its Affiliates), in payment of the accrued and unpaid Servicing Fee for the preceding Settlement Period,

                  SECOND, to the Agent's Account, ratably for the payment of all accrued and unpaid CP Costs, Yield and Broken Funding Costs (if any) that are then due and owing,

                  THIRD, to the Agent's Account, ratably for the payment of all accrued and unpaid fees under the Fee Letters; PROVIDED, HOWEVER, that to the extent that the fees payable to CIT/BC are accruing at a higher rate than those being charged by the VFCC Group, the amount payable for the benefit of CIT/BC under this clause THIRD shall not exceed the amount that would have been payable at the VFCC Group's rates,

                  FOURTH, to the Agent's Account, if required under Section 1.3 or 1.4, to the reduction of Aggregate Invested Amount in accordance with Section 1.5(b),

                  FIFTH, to the Agent's Account, for the ratable payment of all other unpaid Recourse Obligations, if any, that are then due and owing and which are not covered by clause SIXTH below,

                  SIXTH, to CIT/BC, in payment of any accrued and unpaid fees not paid pursuant to clause THIRD above,

                  SEVENTH, to the Servicer (if the Servicer at such time is Wolverine Finance or one of its Affiliates), the amount of the accrued and unpaid Servicing Fee for the preceding Settlement Period, and

                  EIGHTH, the balance, if any, to Seller or otherwise in accordance with Seller's instructions.

                  (c) On each Weekly Adjustment Date prior to the Facility Termination Date, the Agent shall distribute the Collections then held by it in the following order:



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

                  FIRST, to the Agent's Account, if required under Section 1.3 or 1.4, to the reduction of Aggregate Invested Amount in accordance with Section 1.5(b), and

                  SECOND, the balance, if any, to Seller or otherwise in accordance with Seller's instructions.

If the Collections held by the Agent on such Weekly Adjustment Date are insufficient to make any payment under the preceding clause FIRST, on the next Business Day (and on each Business Day thereafter until such insufficiency is eliminated), the Agent will continue to distribute Collections that come into its possession in accordance with the foregoing.

Section 2.3 Collections on and after the Facility Termination Date. On the Facility Termination Date and on each day thereafter, the Agent shall set aside for the Secured Parties all Collections received on each such day. On and after the Facility Termination Date, the Servicer shall, on each Settlement Date and on each other Business Day specified by the Agent distribute in the following manner the amounts set aside pursuant to the preceding sentence:

                  FIRST, to the Servicer (if the Servicer at such time is not Wolverine Finance or one of its Affiliates), in payment of the accrued and unpaid Servicing Fee as of such date,

                  SECOND, to the Agent's Account, for the reimbursement of the Agent's costs of collection and enforcement of this Agreement,

                  THIRD, to the Agent's Account, ratably for the payment of all accrued and unpaid CP Costs, Yield and Broken Funding Costs,

                  FOURTH, to the Agent's Account, ratably for the payment of all accrued and unpaid fees under the Fee Letters; PROVIDED, HOWEVER, that to the extent that the fees payable to CIT/BC are accruing at a higher rate than those being charged by the VFCC Group, the amount payable for the benefit of CIT/BC under this clause FOURTH shall not exceed the amount that would have been payable at the VFCC Group's rates,

                  FIFTH, to the Agent's Account, for the reduction of Aggregate Invested Amount in accordance with Section 1.5(b),

                  SIXTH, to the Agent's Account, for the ratable payment of all other Aggregate Unpaids that are not covered by clause SEVENTH below,

                  SEVENTH, to CIT/BC, in payment of any accrued and unpaid fees not paid pursuant to clause FOURTH above,

                  EIGHTH, to the Servicer (if the Servicer at such time is Wolverine Finance or one of its Affiliates), in payment of the accrued and unpaid Servicing Fee as of such date, and

                  NINTH, after the Final Payout Date, to Seller the balance, if any.

         Section 2.4 Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof, PLUS interest thereon at the Default Rate from the date of any such rescission, return or refunding.

         Section 2.5 Clean Up Call. In addition to Seller's rights pursuant to
Section 1.3, Servicer shall have the right (after providing written notice to the Agent in accordance with the Required Notice Period), at any time following the reduction of the Aggregate Invested Amount to a level that is less than 10.0% of the original Purchase Limit, to purchase all, but not less than all, of the then outstanding Receivable Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds to the Agent's Account. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.


                                  ARTICLE III.

                        COMMERCIAL PAPER FUNDING BY VFCC

         Section 3.1 CP Costs. Seller shall pay CP Costs with respect to the Invested Amount of all Receivable Interests funded by VFCC through the issuance of Commercial Paper. Each Receivable Interest that is funded by VFCC substantially with Pooled Commercial Paper will accrue CP Costs each day on a pro rata basis, based upon the percentage share that the Invested Amount in respect of such Receivable Interest represents in relation to all assets held by VFCC and funded substantially with related Pooled Commercial Paper.

         Section 3.2 Calculation of CP Costs. Not later than the 3rd Business Day immediately preceding each Monthly Reporting Date, VFCC shall calculate the aggregate amount of CP Costs applicable to its Receivable Interests for the Calculation Period then most recently ended and shall notify Seller and the Agent of such aggregate amount.

         Section 3.3 CP Costs Payments. On each Settlement Date, Seller shall pay to the Agent (for the benefit of VFCC) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the Invested Amount of all Receivable Interests funded with Commercial Paper for the Calculation Period then most recently ended in accordance with Article II.

         Section 3.4 Default Rate. From and after the occurrence of an Amortization Event, all Receivable Interests shall accrue yield at the Default Rate.

                                  ARTICLE IV.

                      FUNDINGS BY THE COMMITTED PURCHASERS

         Section 4.1 Fundings by CIT/BC and the Liquidity Banks. Prior to the occurrence of an Amortization Event, the outstanding Invested Amount of each Committed Purchaser

Investment shall accrue Yield for each day during its Interest Period at either the LIBO Rate or the Alternate Base Rate in accordance with the terms and conditions hereof. Until Seller gives the required notice to the Agent and the Co-Agent of another Yield Rate in accordance with Section 4.4, the initial Yield Rate for each Committed Purchaser Investment shall be the Alternate Base Rate (unless the Default Rate is then applicable). If all or any portion of a Receivable Interest initially funded by VFCC with Commercial Paper is sold by VFCC to the Liquidity Banks pursuant to the Liquidity Agreement, such sold portion shall be deemed to have an Interest Period commencing on the date of such sale.

         Section 4.2 Yield Payments. On each Settlement Date, regardless of whether an Interest Period ends on that Settlement Date or a subsequent Settlement Date, Seller shall pay to the Agent, for the benefit of the applicable Committed Purchaser(s), an aggregate amount equal to the accrued and unpaid Yield on such Committed Purchaser's Investment in accordance with Article II.

         Section 4.3 Selection and Continuation of Interest Periods.

                  (a) With consultation from (and, in the case of periods of longer than one month, approval by) the applicable Committed Purchaser, Seller shall from time to time request Interest Periods for Committed Purchaser Investments, PROVIDED THAT each Interest Period shall end on a Settlement Date.

                  (b) Seller, on the one hand, or the Agent or the Co-Agent, as applicable, on the other, upon notice to and consent by the other received at least three (3) Business Days prior to the end of an Interest Period (the "TERMINATING TRANCHE") for any Committed Purchaser Investment, may, effective on the last day of the Terminating Tranche: (i) divide any such Committed Purchaser Investment into multiple Committed Purchaser Investments, (ii) combine any such Committed Purchaser Investment with one or more other Committed Purchaser Investments of the same Committed Purchaser that have a Terminating Tranche ending on the same day as such Terminating Tranche or (iii) combine any such Committed Purchaser Investment with a new Committed Purchaser Investment to be made by the same Committed Purchaser(s) on the day such Terminating Tranche ends.

         Section 4.4 Committed Purchaser Investment Yield Rates. Seller may select the LIBO Rate (subject to Section 4.5 below) or the Alternate Base Rate for each Committed Purchaser Investment. Seller shall by 12:00 noon (New York time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Yield Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Alternate Base Rate is being requested as a new Yield Rate, give the Agent and the Co-Agent irrevocable notice of the new Yield Rate for the Committed Purchaser Investment associated with such Terminating Tranche. Until Seller gives notice to the Agent of another Yield Rate, the initial Yield Rate for any Receivable Interest of VFCC that is assigned or participated to the Liquidity Banks pursuant to the Liquidity Agreement shall be the Alternate Base Rate (unless the Default Rate is then applicable).

         Section 4.5 Suspension of the LIBO Rate. If any Committed Purchaser notifies the Agent that it has determined that funding any Committed Purchaser Investment at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match-fund its investment at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining its Committed Purchaser Investment at such LIBO Rate, then the Agent shall suspend the availability of such LIBO Rate as to such Committed Purchaser and require Seller to select the Alternate Base Rate for any Committed Purchaser Investment of such Committed Purchaser accruing Yield at such LIBO Rate.

         Section 4.6 Default Rate. From and after the occurrence of an Amortization Event, all Committed Purchaser Investments shall accrue Yield at the Default Rate.

                                   ARTICLE V.

                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of the Seller Parties. Each Seller Party hereby represents and warrants to the Agent and the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase and the date of each Reinvestment that:

                  (a) Existence and Power. Such Seller Party's jurisdiction of organization is correctly set forth in the preamble to this Agreement. Such Seller Party is duly organized under the laws of that jurisdiction and no other state or jurisdiction. Such Seller Party is validly existing and in good standing under the laws of its state of organization. Such Seller Party is duly qualified to do business and is in good standing as a foreign entity, and has and holds all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

                  (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller's use of the proceeds of Purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

                  (c) No Conflict. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material

Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                  (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body that could reasonably be expected to have a Material Adverse Effect.

                  (f) Binding Effect. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) Accuracy of Information. All information heretofore furnished by such Seller Party or any of its Affiliates to the Agent or any Purchasers for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Agent or any Purchaser will be, true and accurate in every material respect on the date such information is stated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time. There is no fact now known to any Authorized Officer of any Seller Party which has, or would reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements, or any certificate, opinion or other written statement made or furnished by such Seller Party or any of its Affiliates to the Agent and the Purchasers.

                  (h) Use of Proceeds. No proceeds of any Purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, (A)
Section 7.2(e) of this Agreement or (B) Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (i) Good Title. Seller is the legal and beneficial owner of the Receivables, Collections and Related Security with respect thereto, in each case free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC, the PPSA (as applicable) or any comparable law of all appropriate jurisdictions to perfect Seller's ownership interest in each Receivable, its Collections and the Related Security.

                  (j) Perfection. Subject to Section 13.12, this Agreement is effective to create a valid security interest in favor of the Agent for the benefit of the Secured Parties in the Purchased Assets to secure payment of the Aggregate Unpaids, free and clear of any Adverse Claim except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC, the PPSA (as applicable) or any comparable law of all appropriate jurisdictions to perfect the Agent's (on behalf of the Secured Parties) security interest in the Purchased Assets.

                  (k) Places of Business and Locations of Records. The principal place of business and chief executive office of Seller and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which the Agent has been notified in accordance with
Section 7.2(a) in jurisdictions where all action required by Section 13.3(a) has been taken and completed. Seller's Federal Employer Identification Number and Delaware Organization Identification Number are correctly set forth on Exhibit III.

                  (l) Collections. The conditions and requirements set forth in
Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names, addresses and jurisdictions of organization of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Seller has not granted any Person, other than the Collateral Agent, on behalf of the Agent and the Bank Agent, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                  (m) Material Adverse Effect. (i) The initial Servicer represents and warrants that since December 31, 2005, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer or the ability of the initial Servicer to perform its obligations under this Agreement, (ii) the Performance Guarantor represents and warrants that since December 31, 2005, no event has occurred that would have a material adverse effect on the financial condition or operations of the Performance Guarantor and its Subsidiaries or the ability of the Performance Guarantor to perform its obligations under this Agreement, and (iii) Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller, (B) the ability of Seller to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.

                  (n) Names. The name in which Seller has executed this Agreement is identical to the name of Seller as indicated on the public record of its state of organization which shows Seller to have been organized. In the past five (5) years, Seller has not used any legal names, trade names or assumed names other than the name in which it has executed this Agreement.

                  (o) Ownership of Seller. Performance Guarantor owns, directly or indirectly, 100% of the issued and outstanding non-voting Equity Interests in Seller and 49% of the issued and outstanding voting Equity Interests in Seller, in each case free and clear of any Adverse Claim. Such Equity Interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Seller.

                  (p) Not a Holding Company or an Investment Company. Such Seller Party is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                  (q) Compliance with Law. Such Seller Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

                  (r) Compliance with Credit and Collection Policy. Such Seller Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, except such material change as to which the Agent has been notified in accordance with Section 7.1(a)(vii).

                  (s) Payments to Applicable Originator. With respect to each Receivable transferred to Seller under a Receivables Sale Agreement, Seller has given reasonably equivalent value to the applicable Originator in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable under a Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101 et seq.), as amended or, as applicable, under any Debtor Relief Laws (as defined in the Canadian Receivables Sale Agreement).

                  (t) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder (or, in the case of any Receivable denominated in Canadian dollars, to pay the outstanding principal balance thereof in Canadian dollars) and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (u) Eligible Receivables. Each Receivable included in the Net Pool Balance as an Eligible Receivable on the date of any Settlement Report was an Eligible Receivable on such date.

                  (v) Purchase Limit and Maximum Receivable Interests. Immediately after giving effect to each Incremental Purchase hereunder, the Aggregate Invested Amount is less than or equal to the Purchase Limit and the aggregate of the Receivable Interests does not exceed 100%.

                  (w) Accounting. The manner in which such Seller Party accounts for the transactions contemplated by this Agreement and the Receivables Sale Agreements does not jeopardize the true sale analysis.

                  (x) OFAC. None of the Seller Parties, any Subsidiary of any Seller Party or to the best knowledge of any Seller Party, any Affiliate of any Seller Party (a) is a Sanctioned Person, (b) does business in a Sanctioned Country in violation of the economic sanctions of the United States administered by OFAC or (c) does business in such country or with any such agency, organization or person, in violation of the economic sanctions of the United States administered by OFAC.

                                  ARTICLE VI.

                             CONDITIONS OF PURCHASES

         Section 6.1 Conditions Precedent to Effectiveness of this Agreement. Effectiveness of the amendment and restatement of the Existing Agreement embodied in this Agreement is subject to the conditions precedent that (a) the Agent shall have received on or before the date of such Purchase those documents listed on Schedule B and (b) the Agent and each of the Purchasers have received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letters.

         Section 6.2 Conditions Precedent to All Purchases and Reinvestments. Each Incremental Purchase and each Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such Purchase: (i) the Servicer shall have delivered to the Agent on or prior to the date of such Purchase, in form and substance satisfactory to the Agent, all Settlement Reports as and when due under Section 8.5 and (ii) upon the Agent's request, the Servicer shall have delivered to the Agent at least two (2) days prior to such Purchase an interim Settlement Report showing the amount of Eligible Receivables; (b) the Agent shall have received such other approvals, opinions or documents as it may reasonably request and (c) on each Purchase Date, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):

                  (i) the representations and warranties set forth in Section
5.1 are true and correct on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such Purchase Date;

                  (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute an Unmatured Amortization Event;

                  (iii) the Aggregate Invested Amount does not exceed the Purchase Limit and the aggregate Receivable Interests do not exceed 100%; and

                  (iv) Servicer shall have delivered to the Agent the calculation required by Section 7.1(j) of the ABL Credit Agreement for the Production Month then most recently ended.

It is expressly understood that each Reinvestment shall, unless otherwise directed by the Agent, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Agent, which right may be exercised at any time on demand of the Agent, to rescind the related purchase and direct Seller to pay to the Agent's Account, for the benefit of the applicable Purchaser(s), an amount equal to the Collections prior to the Facility Termination Date that shall have been applied to the affected Reinvestment.

                                  ARTICLE VII.

                                    COVENANTS

         Section 7.1 Affirmative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

                  (a) Financial Reporting. Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Agent:

                           (i) Annual Reporting. (x) Within 90 days after the
                  close of each of its respective fiscal years, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) of Performance Guarantor and its Subsidiaries for such fiscal year certified in a manner acceptable to the Agent by independent public accountants reasonably acceptable to the Agent, and (y) within 120 days after the close of each of its respective fiscal years, audited, financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) of Seller for such fiscal year, all certified by its chief financial officer.

                           (ii) Quarterly Reporting. Within 45 days after the
                  close of the first three (3) quarterly periods of each of its respective fiscal years, (i) consolidated balance sheets of Performance Guarantor and its Subsidiaries as at the close of each such period and consolidated statements of income and retained earnings and a statement of cash flows of Performance Guarantor and its Subsidiaries for the period from the beginning of such fiscal year to the end of such quarter, all certified by Performance Guarantor's chief financial officer and (ii) balance sheets of Seller as at the close of each such period and consolidated statements of income and retained earnings and a statement of cash flows of Seller for the period from the beginning of such fiscal year to the end of such quarter, all certified by its chief financial officer.

                           (iii) Compliance Certificate. Together with the
                  financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by such Seller Party's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                           (iv) Shareholders Statements and Reports. Promptly
                  upon the furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements so furnished.

                           (v) S.E.C. Filings. Promptly upon the filing thereof,
                  copies of all registration statements and annual, quarterly, monthly or other regular reports which any Seller Party or any of its Affiliates files with the Securities and Exchange Commission.

                           (vi) Copies of Notices. Promptly upon its receipt of
                  any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Agent or the Purchasers, copies of the same.

                           (vii) Change in Credit and Collection Policy. At
                  least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such proposed change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Agent's consent thereto.

                           (viii) Other Information. Promptly, from time to
                  time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Agent may from time to time reasonably request in order to protect the interests of the Agent, for the benefit of the Purchasers, under or as contemplated by this Agreement.

                  (b) Notices. Such Seller Party will notify the Agent in writing signed by an Authorized Officer of such Seller Party of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

                           (i) Amortization Events or Unmatured Amortization
                  Events. The occurrence of each Amortization Event and each Unmatured Amortization Event.

                           (ii) Judgments and Proceedings. (A) (1) The entry of
                  any judgment or decree against the Performance Guarantor, the Servicer or any of the Performance Guarantor's other Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Performance Guarantor, the Servicer and the Performance Guarantor's other Subsidiaries exceeds US$2,500,000 (or the Canadian Dollar Equivalent thereof) after deducting (a) the amount with respect to which the Performance Guarantor, the Servicer or any such other Subsidiary of the Performance Guarantor, as the case may be, is insured and with respect to which the insurer has not denied coverage, and (b) the amount for which the Performance Guarantor, the Servicer or any such other Subsidiary of the Performance Guarantor is otherwise indemnified if the terms of such indemnification are satisfactory to the Agent, and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against the Performance Guarantor or the Servicer which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller.

                           (iii) Material Adverse Effect. The occurrence of any
                  event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                           (iv) Termination Event. The occurrence of a
                  "TERMINATION EVENT" under and as defined in either of the Receivables Sale Agreements.

                           (v) Defaults Under Other Agreements. The occurrence
                  of a default or an event of default under any other financing arrangement pursuant to which such Seller Party is a debtor or an obligor and such financing arrangement is in excess of US$2,500,000 (or the Canadian Dollar Equivalent thereof).

                           (vi) Notices under Receivables Sale Agreements.
                  Copies of all notices delivered under a Receivables Sale Agreement.

                           (vii) Downgrade of Performance Guarantor. Any
                  downgrade in the rating of any Indebtedness of the Performance Guarantor by S&P or Moody's, setting forth the Indebtedness affected and the nature of such change.

                  (c) Compliance with Laws and Preservation of Corporate Existence. Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.

                  (d) Audits. Such Seller Party will furnish to the Agent from time to time such information with respect to it and the Receivables as the Agent or the Co-Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Agent or the Co-Agent upon reasonable notice and at the sole cost of such Seller Party, permit the Agent and the Co-Agent, or their agents or representatives (and shall cause each Originator to permit the Agent and the Co-Agent or their agents or representatives): (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Purchased Assets, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Purchased Assets or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters (each of the foregoing examinations and visits, a "REVIEW"); PROVIDED, HOWEVER, that, so long as no Amortization Event has occurred and is continuing, the number of Reviews in any one calendar year shall be limited to a maximum of four (4) and; PROVIDED, FURTHER, that, the Seller Parties, collectively, shall not be responsible for the reasonable costs and expenses of more than two (2) Reviews in any one calendar year unless (X) the immediately preceding audit was unsatisfactory to the Agent or the Co-Agent with respect to missing information, erroneous reporting, other non-compliance with the provisions of the Transaction Documents or questions that have not been answered to the Agent's and CIT/BC's satisfaction, or (Y) the Aggregate Invested Amount exceeds an amount equal to
0.75 times the difference between the most recently computed Net Pool Balance and the most recently computed Required Reserve.

                  (e) Keeping and Marking of Records and Books.

                  (i) The Servicer will (and will cause each Originator to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Servicer will (and will cause each Originator to) give the Agent and the Co-Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                  (ii) Such Seller Party will (and will cause each Originator to): (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to the Agent, describing the Agent's security interest in the Purchased Assets and (B) upon the request of the Agent following the occurrence of an Amortization Event:
         (x) mark each Contract with a legend
         describing the Agent's security interest and (y) deliver to the Agent all Contracts (including, without limitation, all multiple originals of any such Contract constituting an instrument, a certificated security or chattel paper) relating to the Receivables.

                  (f) Compliance with Contracts and Credit and Collection Policy. Such Seller Party will (and will cause each Originator to) timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                  (g) Performance and Enforcement of Receivables Sale Agreements. Seller will, and will require each Originator to, perform each of their respective obligations and undertakings under and pursuant to the applicable Receivables Sale Agreement, will purchase Receivables thereunder in strict compliance with the terms thereof and will vigorously enforce the rights and remedies accorded to Seller under the Receivables Sale Agreements. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Agent, as Seller's assignee) under the Receivables Sale Agreements as the Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreements.

                  (h) Ownership. Seller will (or will cause each Originator to) take all necessary action to (i) vest legal and equitable title to the Purchased Assets purchased under the Receivables Sale Agreements irrevocably in Seller, free and clear of any Adverse Claims (other than Adverse Claims in favor of the Agent, for the benefit of the Secured Parties) including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC, the PPSA (as applicable) or any comparable law of all appropriate jurisdictions to perfect Seller's interest in such Purchased Assets and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Agent may reasonably request), and (ii) establish and maintain, in favor of the Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in all Purchased Assets, free and clear of any Adverse Claims, including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC, the PPSA (as applicable) or any comparable law of all appropriate jurisdictions to perfect the Agent's (for the benefit of the Secured Parties) security interest in the Purchased Assets and such other action to perfect, protect or more fully evidence the interest of the Agent for the benefit of the Secured Parties as the Agent may reasonably request.

                  (i) Reliance. Seller acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller's identity as a legal entity that is separate from each Originator. Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Agent or any Purchaser may from time to time reasonably request, to maintain Seller's identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of each Originator and any Affiliates thereof (other than Seller) and not just a division of any Originator or any such

Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:

                           (A) conduct its own business in its own name and
                  require that all full-time employees of Seller, if any, identify themselves as such and not as employees of any Originator (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Seller's employees);

                           (B) compensate all employees, consultants and agents
                  directly, from Seller's own funds, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of any Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Seller and such Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to Seller and such Originator or such Affiliate, as applicable;

                           (C) clearly identify its offices (by signage or
                  otherwise) as its offices and, if such office is located in the offices of any Originator, Seller shall lease such office at a fair market rent;

                           (D) have a separate telephone number, which will be
                  answered only in its name and separate stationery and checks in its own name;

                           (E) conduct all transactions with each Originator and
                  the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Seller and such Originator on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                           (F) at all times have a board of managers consisting
                  of three members, at least one member of which is an Independent Manager;

                           (G) observe all corporate formalities as a distinct
                  entity, and ensure that all limited liability company actions relating to (A) the selection, maintenance or replacement of the Independent Manager, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its board of managers (including the Independent Manager);

                           (H) maintain Seller's books and records separate from
                  those of each Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of any Originator or any Affiliate thereof;

                           (I) prepare its financial statements separately from
                  those of each Originator and insure that any consolidated financial statements of any Originator or any Affiliate thereof that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes clearly stating that Seller is a separate legal entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;

                           (J) except as herein specifically otherwise provided,
                  to the fullest extent practicable (1) maintain the funds or other assets of Seller separate from, and not commingled with, those of any Originator or any Affiliate thereof and (B) only maintain bank accounts or other depository accounts to which Seller alone is the account party, into which Seller alone makes deposits and from which Seller alone (or the Agent hereunder) has the power to make withdrawals;

                           (K) pay all of Seller's operating expenses from
                  Seller's own assets (except for certain payments by any Originator or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));

                           (L) operate its business and activities such that: it
                  does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreements; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than
                  (1) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (2) the incurrence of obligations under this Agreement, (3) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreements, to make payment to the applicable Originator thereunder for the purchase of Receivables from such Originator under the Receivables Sale Agreements, and (4) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement;

                           (M) maintain its Organizational Documents in
                  conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Organizational Documents in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement (it being understood and agreed that each of the Agent and the Purchasers has reviewed and approved the amendment to Sellers limited liability company agreement dated as of March 31, 2006);

                           (N) maintain the effectiveness of, and continue to
                  perform under the Receivables Sale Agreements and the Performance Undertaking, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreements or the Performance Undertaking, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreements or the Performance Undertaking or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent;

                           (O) maintain its limited liability company
                  separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary.

                           (P) maintain at all times the Required Capital Amount
                  (as defined in the Receivables Sale Agreements) and refrain from making any dividend, distribution, redemption of Equity Interests or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained; and

                           (Q) take such other actions as are necessary on its
                  part to ensure that the facts and assumptions set forth in the opinions relating to substantive consolidation issues issued by Dewey Ballantine LLP and Blake, Cassels & Graydon LLP in connection with the Receivables Sale Agreements, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

                  (j) Collections. Such Seller Party will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to the Purchased Assets are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Agent and the Purchasers. The ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account shall be exclusively maintained by the Collateral Agent and Seller shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Collateral Agent as contemplated by this Agreement.

                  (k) Taxes. Such Seller Party will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of the Agent or any Purchaser.

                  (l) Payment to Applicable Originator. With respect to each Receivable purchased by Seller from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the applicable Receivables Sale Agreement, including, without limitation, the terms relating to the amount and timing of payments to be made to such Originator in respect of the purchase price for such Receivable.

         Section 7.2 Negative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

                  (a) Name Change, Offices and Records. Such Seller Party will not change its name, identity or structure (within the meaning of any applicable enactment of the UCC), change its jurisdiction of organization, or change any office where Records are kept unless it shall have: (i) given the Agent and the Co-Agent at least ten (10) Business Days' prior written notice thereof and (ii) delivered to the Agent all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

                  (b) Change in Payment Instructions to Obligors. Except as may be required by the Agent pursuant to Section 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Agent and the Co-Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; PROVIDED, HOWEVER, that the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                  (c) Modifications to Contracts and Credit and Collection Policy. Such Seller Party will not make, and will not consent to any Originator's making, any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit any Originator to, extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

                  (d) Sales, Liens. Except as otherwise expressly permitted by the Transaction Documents, Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any of the Purchased Assets, or assign any right to receive income with respect thereto (other than, in each case, the creation of a security interest therein in favor of the Agent as provided for herein), and Seller will defend the right, title and interest of the Secured Parties in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or any Originator.

                  (e) Use of Proceeds. Seller will not use the proceeds of the Purchases for any purpose other than (i) paying for Receivables and Related Security under and in accordance with the Receivables Sale Agreements, including without limitation, making payments on the Subordinated Notes to the extent permitted thereunder and under the U.S. Receivables Sale Agreement, (ii) paying its ordinary and necessary operating expenses when and as due, and (iii) making Restricted Junior Payments to the extent permitted under this Agreement.

                  (f) Termination Date Determination. Seller will not designate the Termination Date (as defined in either of the Receivables Sale Agreements), or send any written notice to any Originator in respect thereof, without the prior written consent of the Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(e) of either Receivables Sale Agreement.

                  (g) Restricted Junior Payments. Seller will not make any Restricted Junior Payment if after giving effect thereto, Seller's Net Worth (as defined in the U.S. Receivables Sale Agreement) would be less than the Required Capital Amount (as defined in the U.S. Receivables Sale Agreement).

                  (h) Seller Indebtedness. Seller will not incur or permit to exist any Indebtedness or liability on account of deposits except: (i) the Aggregate Unpaids, (ii) the Subordinated Loans, and (iii) other current accounts payable arising in the ordinary course of business and not overdue.

                  (i) Prohibition on Certain Additional Agreements. From and after the date of the Existing Agreement, the Seller Parties will not enter into or assume any agreement (other than the Transaction Documents) that (i) prohibits or restricts any Originator's conveyance of the Receivables and Related Security to Seller in accordance with the Receivables Sale Agreements,
(ii) prohibits or restricts Seller's conveyance of Receivable Interests or grant of security interests in the Purchased Assets pursuant to this Agreement and the other Transaction Documents, or (iii) creates any Adverse Claim upon the Subordinated Notes.

                                 ARTICLE VIII.

                          ADMINISTRATION AND COLLECTION

         Section 8.1 Designation of Servicer.

                  (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the "SERVICER") so designated from time to time in accordance with this Section 8.1. Wolverine Finance is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Agent may at any time following the occurrence of an Amortization Event designate as Servicer any Person to succeed Wolverine Finance or any successor Servicer PROVIDED THAT the Rating Agency Condition is satisfied.

                  (b) Wolverine Finance may delegate, and Wolverine Finance hereby advises the Agent and the Purchasers that it has delegated, to the U.S. Originators, as sub-servicers of the Servicer, certain of its duties and responsibilities as Servicer hereunder in respect of the

Receivables originated by such U.S. Originator. Without the prior written consent of the Agent and the Co-Agent, Wolverine Finance shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Seller, (ii) the U.S. Originators, and (iii) with respect to certain Defaulted Receivables, outside collection agencies in accordance with its customary practices. Neither Seller nor any Originator shall be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by Wolverine Finance. If at any time following an Amortization Event, the Agent shall designate as Servicer any Person other than Wolverine Finance, all duties and responsibilities theretofore delegated by Wolverine Finance to Seller or the U.S. Originators may, at the discretion of the Agent, be terminated forthwith on notice given by the Agent to Wolverine Finance and to Seller and the U.S. Originators.

                  (c) Notwithstanding the foregoing subsection (b) or anything else contained herein or in any other Transaction Document:

                  (i) Wolverine Finance shall be and remain primarily liable to the Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and the Agent and the Purchasers shall be entitled to deal exclusively with Wolverine Finance in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder;

                  (ii) the Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than Wolverine Finance in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Wolverine Finance, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement; and

                   (iii) the Servicer may not, directly or indirectly, delegate to the Canadian Originator (or any other Person which is a resident of Canada or carries on business in Canada for purposes of the Income Tax Act (Canada)), the right to, and neither the Canadian Originator nor any such other Person may, perform any services in Canada in connection with the Receivables or, without limitation, contract for, or conclude contracts in the name of, or otherwise act as agent for, the Purchasers or the Agent in Canada and neither the Servicer nor Seller nor any delegate thereof is permitted to (nor has authority to) carry on business on behalf of, or establish an office or other fixed place of business of, the Purchasers or the Agent in Canada.

In any event, any Person to whom the Servicer delegates any responsibility, may only carry out such delegated responsibility from a place of business in the United States and shall not, in any manner whatsoever, carry out any such delegated responsibility in Canada. To the extent any responsibilities of the Servicer or Seller in respect of the Receivables and Related Rights hereunder or under any other Transaction Document involve or require the Servicer or Seller to contract for, or conclude a contract in the name of, the Purchasers or the Agent, such servicing responsibility shall be fulfilled solely by the Servicer (and not by any other person) and the Servicer is authorized to take such action, but only from a place of business in the United States. None of the functions, obligations or authority of the Servicer in respect of the Receivables and

Related Rights shall be carried out in Canada; provided that the Servicer may engage Canadian counsel from time to time for the sole purpose of bringing legal action on behalf of the Servicer to enforce payment of Receivables.

         Section 8.2 Duties of Servicer.

                  (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

                  (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement substantially in the form of Exhibit VI with each bank party to a Collection Account at any time. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. The Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.

                  (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections in accordance with Article II. The Servicer shall, upon the request of the Agent, segregate, in a manner acceptable to the Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

                  (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; PROVIDED, HOWEVER, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Agent or any Purchaser under this Agreement. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right upon the occurrence and during the continuation of an Amortization Event to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

                  (e) The Servicer shall hold in trust for Seller and the Agent and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Agent, deliver or make available to the Agent all such Records, at a place selected by the Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of the Agent or any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.

                  (f) Any payment by an Obligor in respect of any indebtedness owed by it to Originator or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Agent, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.

         Section 8.3 Control of Lock-Box and Collection Accounts. Seller hereby transfers to the Collateral Agent, for the benefit of the Agent and the Bank Agent, the exclusive control of each Lock-Box and the Collection Accounts. Seller hereby authorizes the Collateral Agent and the Agent, and agrees that the Collateral Agent and the Agent shall be entitled (i) to endorse Seller's name on checks and other instruments representing Collections, (ii) to take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Collateral Agent or Agent rather than Seller and (iii) at any time after the occurrence and during the continuation of an Amortization Event, to enforce the Receivables, the related Contracts and the Related Security.

         Section 8.4 Responsibilities of Seller. Anything herein to the contrary notwithstanding, the exercise by the Agent, on behalf of the Purchasers, of the Agent's rights hereunder shall not release the Servicer, any Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. The Agent and the Purchasers shall have no obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller or any Originator thereunder.

         Section 8.5 Settlement and Weekly Reports. The Servicer shall prepare and forward to the Agent and the Co-Agent (i) on each Monthly Reporting Date, a Settlement Report and an electronic file of the data contained therein, (ii) upon two (2) Business Day's notice by Agent, a listing by Obligor of all Receivables together with an aging of such Receivables in an electronic file format satisfactory to the Agent, and (iii) not later than 12:00 noon (Alabama time) on each Weekly Reporting Date, a Weekly Report as of midnight (Alabama time) on the immediately preceding Sunday, and an electronic file of the data contained therein; PROVIDED, HOWEVER, that the Agent may request that the Servicer deliver a Settlement Report more frequently than monthly.

         Section 8.6 Servicing Fee. As compensation for the Servicer's servicing activities on their behalf, the Servicer shall be paid the Servicing Fee in arrears on each Settlement Date out of Collections in accordance with Article II.

                                  ARTICLE IX.

                               AMORTIZATION EVENTS

         Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:

                  (a) Any Seller Party shall fail to make any payment or deposit required to be made by it under the Transaction Documents when due and, for any such payment or deposit which is not in respect of the Aggregate Invested Amount, such failure continues for three (3) consecutive Business Days.

                  (b) Any representation, warranty, certification or statement made by any Seller Party in any Transaction Document to which it is a party or in any other document delivered pursuant thereto shall prove to have been incorrect when made or deemed made.

                  (c) Any Seller Party shall fail to perform or observe any covenant contained in Section 7.2 or 8.5 when performance or observance is due; PROVIDED, HOWEVER, that no Amortization Event shall exist if the Servicer is one Business Day late in delivering a Weekly Report not more than once in any calendar month (it being understood that such late delivery shall not delay the Weekly Adjustment Date for such week).

                  (d) Any Seller Party shall fail to perform or observe any other covenant or agreement under any Transaction Documents and such failure shall continue for ten (10) consecutive Business Days.

                  (e) Failure of Seller to pay any Indebtedness (other than the Aggregate Unpaids) when due or the default by Seller in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of Seller shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (f) Failure of Performance Guarantor or any of its Subsidiaries other than Seller to pay Indebtedness in excess of US$2,500,000 (or the Canadian Dollar Equivalent thereof) in aggregate principal amount (hereinafter, "MATERIAL INDEBTEDNESS") when due; or the default by Performance Guarantor or any of its Subsidiaries other than Seller in the performance of any term, provision or condition contained in any agreement under which any Material Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Material Indebtedness to cause, such Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Performance Guarantor or any of its Subsidiaries other than Seller shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                  (g) An Event of Bankruptcy shall occur with respect to the Performance Guarantor or any of its Subsidiaries.

                  (h) As at the end of any Calculation Period:

                           (i) the three-month rolling average Delinquency Ratio
                  shall exceed 2.75%,

                           (ii) the three-month rolling average Default Ratio
                  shall exceed 2.50%, or

                           (iii) the three-month rolling average Dilution Ratio
                  shall exceed 5.0%.

                  (i) A Change of Control shall occur.

                  (j) (i) One or more final judgments for the payment of money in an aggregate amount of US$12,300 (or the Canadian Dollar Equivalent thereof)or more shall be entered against Seller or (ii) one or more final judgments for the payment of money in an amount in excess of US$2,500,000 (or the Canadian Dollar Equivalent thereof), individually or in the aggregate, shall be entered against Performance Guarantor or any of its Subsidiaries (other than Seller on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                  (k) The "TERMINATION DATE" under and as defined in either of the Receivables Sale Agreements shall occur under such Receivables Sale Agreement or any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the applicable Receivables Sale Agreement (other than solely by reason of a merger of such Originator with and into another Originator).

                  (l) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or any Obligor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability, or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Purchased Assets.

                  (m) On any Settlement Date, after giving effect to the turnover of Collections by the Servicer on such date and the application thereof to the Aggregate Unpaids in accordance with this Agreement, the Aggregate Invested Amount shall exceed the Purchase Limit.

                  (n) The Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Performance Guarantor, or Performance

Guarantor shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability of its obligations thereunder.

                  (o) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Tax Code with regard to any of the Purchased Assets and such lien shall not have been released within seven (7) days, or the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the Purchased Assets.

                  (p) Any Plan of Performance Guarantor or any of its ERISA
Affiliates:

                  (i) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan,
         Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

                  (ii) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

                  (iii) shall require Performance Guarantor or any of its ERISA Affiliates to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

                  (iv) results in a liability to Performance Guarantor or any of its ERISA Affiliates under applicable law, the terms of such Plan, or Title IV ERISA,

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Material Adverse Effect.

                  (q) Any event shall occur which (i) materially and adversely impairs the ability of the Originators to originate Receivables of a credit quality that is at least equal to the credit quality of the Receivables sold or contributed to Seller on or prior to the date of this Agreement or (ii) has, or could be reasonably expected to have a Material Adverse Effect.

                  (r) The Net Pool Balance shall at any time be less than an amount equal to the sum of (i) the Aggregate Invested Amount PLUS (ii) the Required Reserve after giving effect to the turnover of Collections by the Servicer on the next Settlement Date and the application thereof to the Aggregate Unpaid in accordance with this Agreement.

                  (s) Failure of the Consolidated Parties to maintain a Fixed Charge Coverage Ratio during any period (i) beginning on the date on which the Obligations outstanding under and as defined in the ABL Credit Agreement shall equal or exceed US$18,000,000 and continuing until the termination of ABL Credit Agreement and the repayment in full of all such Obligations and (ii) after the termination of ABL Credit Agreement, equal to or more than the following amounts as of the last day of each month ended in the periods indicated below:



                                            Period                                         Ratio
               ----------------------------------------------------------------- ---------------------------
               1st Fiscal Quarter 2005 through 1st Fiscal Quarter 2006                  1.00 to 1.0
               ----------------------------------------------------------------- ---------------------------
               2nd Fiscal Quarter 2006 through 3rd Fiscal Quarter 2006                  1.05 to 1.0
               ----------------------------------------------------------------- ---------------------------
               4th Fiscal Quarter 2006 through 2nd Fiscal Quarter 2007                  1.10 to 1.0
               ----------------------------------------------------------------- ---------------------------
               3rd Fiscal Quarter 2007                                                  1.15 to 1.0
               ----------------------------------------------------------------- ---------------------------
               4th Fiscal Quarter and thereafter                                        1.20 to 1.0
               ----------------------------------------------------------------- ---------------------------

                  (t) The Consolidated Parties shall make Capital Expenditures in excess of US$15,000,000 or the Canadian Dollar Equivalent thereof) during any fiscal year.

                  (u) Commencing with the fiscal quarter of the Consolidated Parties ending closest to June 30, 2007, and for each fiscal quarter thereafter, Consolidated EBITDA for the Consolidated Parties shall be less than US$32,000,000 (or the Canadian Dollar Equivalent thereof), calculated on a rolling four quarter basis.

                  (v) The ABL Credit Agreement is terminated.

         Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Agent may, or upon the direction of VFCC and CIT/BC shall, take any of the following actions: (i) replace the Person then acting as Servicer, (ii) declare the Facility Termination Date to have occurred, whereupon Reinvestments shall immediately terminate and the Facility Termination Date shall forthwith occur, all without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; PROVIDED, HOWEVER, that upon the occurrence of an Event of Bankruptcy with respect to any Seller Party, the Facility Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (iii) exercise all rights and remedies of a secured party upon default under the UCC, the PPSA and other applicable laws, and (iv) notify Obligors of the Agent's security interest in the Receivables and other Purchased Assets. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Agent and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, the PPSA (as applicable) or any comparable law, all of which rights shall be cumulative.


                                   ARTICLE X.

                                 INDEMNIFICATION

         Section 10.1 Indemnities.

         10.1.1 Indemnities by Seller. Without limiting any other rights that the Agent or the Purchasers, may have hereunder or under applicable law, Seller hereby agrees to indemnify (and pay upon demand to) the Agent, each of the Purchasers and each of the respective assigns, officers, directors, agents and employees of the foregoing (each, an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Agent or another Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by any Purchaser of an interest in the Receivables, EXCLUDING, HOWEVER:

                  (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

                  (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                  (c) (i) taxes on or measured by the overall net income of such Indemnified Party imposed by the United States, the jurisdiction under the laws of which such Indemnified Party is incorporated or otherwise organized, in which such Indemnified Party is a resident for income tax purposes, or in which such Indemnified Party's principal executive office or lending office is located, in each case, including any political subdivision thereof, (ii) branch profits taxes, franchise taxes, or similar taxes imposed on the Indemnified Party, and (iii) other taxes imposed by any jurisdiction in which such Indemnified Party is subject to taxation for reasons other than the execution, delivery, performance, filing, recording, and enforcement of, and the other activities contemplated in this Agreement and the Indemnified Party's participation in the transactions contemplated by this Agreement, to the extent that the computation of such taxes is consistent with the characterization for income tax purposes of the acquisition by any Purchaser, of Receivables as a loan or loans by any Purchaser, to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of Seller or limit the recourse of any Purchaser, to Seller for amounts otherwise specifically provided to be paid by Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Seller shall indemnify the Agent and the Purchasers, for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller) relating to or resulting from:

                  (i) any representation or warranty made by Seller or (to the extent Seller actually receives indemnity under a Receivables Sale Agreement) the Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

                  (ii) the failure by Seller or (to the extent Seller actually receives indemnity under a Receivables Sale Agreement) the Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or (to the extent Seller actually receives indemnity under a Receivables Sale Agreement) any failure of the Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                  (iii) any failure of Seller or (to the extent Seller actually receives indemnity under a Receivables Sale Agreement) the Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                  (iv) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                  (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                  (vi) the commingling by Seller or (to the extent Seller actually receives indemnity under a Receivables Sale Agreement) by the Originator of Collections of Receivables at any time with other funds;

                  (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of any Purchase, the Purchased Assets or any other investigation, litigation or proceeding relating to Seller or (to the extent Seller actually receives indemnity under a Receivables Sale Agreement) the Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                  (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                  (ix) any Amortization Event of the type described in Section 9.1(g) with respect to any Seller Party;

                  (x) any failure of Seller to acquire and maintain legal and equitable title to, and ownership of any of the Purchased Assets from the Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to the Originator under a Receivables Sale Agreement in consideration of the transfer by the Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

                  (xi) any failure to vest and maintain vested in the Agent for the benefit of the Purchasers or to transfer to the Agent for the benefit of the Purchasers, a valid first priority perfected security interest in the Purchased Assets, free and clear of any Adverse Claim (except as created by the Transaction Documents);

                  (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC, the PPSA (as applicable) or any comparable law of any applicable jurisdiction or other applicable laws with respect to any Purchased Assets, and the proceeds thereof, whether at the time of any Purchase or at any subsequent time;

                  (xiii) any action or omission by Seller which reduces or impairs the rights of the Agent or any Purchaser with respect to any Purchased Assets or the value of any Purchased Assets;

                  (xiv) any attempt by any Person to void any Purchase or the Agent's security interest in the Purchased Assets under statutory provisions or common law or equitable action;

                  (xv) the failure of any Receivable included in the calculation of the Net Pool Balance as an Eligible Receivable to be an Eligible Receivable at the time so included;

                  (xvi) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by Agent or any Purchaser as a result of the funding of the Commitments or the acceptance of payments due under the Transaction Documents;

                  (xvii) any payment required to be made by the Agent to the Collateral Agent under the Intercreditor Agreement or by the Collateral Agent under any Collection Account Agreement; and

                  (xviii) any present or future Taxes (as defined in Section 10.1.3) or similar charges or imposts, together with all interest and penalties thereon or with respect thereto and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of any interest in the Receivables or any Related Security, the financing of such purchase or ownership by Seller or the servicing of the Receivables, including without limitation, any withholding taxes that are imposed by Canada or any political subdivision thereof on any Indemnified Party or that are withheld from any Collections or other payments made hereunder, and any such Taxes or similar charges or imposts that are imposed on any Indemnified Party as a result of such Indemnified Party having a permanent establishment in Canada or being found to be carrying on business in Canada (unless it acquired such permanent establishment or commenced to be carrying on business in Canada otherwise than as a result of the transactions contemplated hereby or by the other Transaction Documents); provided that promptly following an Authorized Officer of any Indemnified Party becoming aware of receipt (the "RECEIPT") by such Indemnified Party of a written claim (the "CLAIM") from Canadian tax authorities for payment of any Taxes in respect of which this clause (xviii) would apply, such Indemnified Party shall notify Seller thereof; and provided, further, that failure or delay in giving any such notice shall not affect the rights of such Indemnified Party under this clause (xviii) except that, if such notice is not given within 30 days after such Authorized Officer becomes aware of such Receipt, and no employee or advisor of Seller or any Affiliate thereof has, within such 30-day period, otherwise learned of such Claim (or that Canadian tax authorities have made or may make a claim for payment of any Taxes that are the subject of such Claim), Seller will not be liable to such Indemnified Party in respect of any interest or penalties under this clause (xviii) on or with respect to such Taxes to the extent that such interest or penalty accrues after the end of such 30-day period and before the date an employee or advisor of Seller or any Affiliate thereof learns of such Claim (or that Canadian tax authorities have made or may make a claim for payment of any Taxes that are the subject of such Claim).


         10.1.2 Indemnity by Servicer. Without limiting any other rights which any such Person may have hereunder or under applicable law, Servicer agrees to indemnify each Indemnified Party for any and all Indemnified Amounts incurred by any of them arising out of or relating to: (i) any breach by Servicer of any of its obligations or duties under the Transaction Documents, (ii) the inaccuracy of any representation made by Servicer hereunder or in any certificate or written statement delivered pursuant hereto or any other Transaction Document,
(iii) any commingling of any funds by Servicer or any of its Affiliates relating to the Receivables with any of Servicer's funds or the funds of any other Person, (iv) except for adjustments permitted under Section 8.2(d), any action or omission by Servicer which reduces or impairs the rights of the Agent or the Purchasers with respect to any Receivable or the value of any such Receivable,
(v) any investigation, litigation or proceeding relating to Servicer in which any Indemnified Party becomes involved specifically as a result of its servicing activities hereunder, (vi) any Amortization Event described in Section 9.1(g) with respect to Servicer, (vii) Servicer's inclusion of any Receivable in the calculation of the Net Pool Balance as an Eligible Receivable if Seller or Originator had previously advised Servicer that such Receivable was not an Eligible Receivable, (viii) any civil penalty or fine assessed by OFAC against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by Agent or any Purchaser as a result of any servicing activities hereunder; and (ix) any payment required to be made by the Agent to the Collateral Agent under the Intercreditor Agreement or by the Collateral Agent under any Collection Account Agreement. The foregoing indemnity by Servicer shall exclude Indemnified Amounts of the type described in the exclusion clause of Section 10.1.1 to the extent applicable.

         10.1.3 Payments Free and Clear of Taxes, Etc.

         (a) Any and all payments required to be made by any Seller Party hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of any Indemnified Party, taxes imposed on its income by the United States (other than withholding taxes on interest), and franchise taxes and net income taxes (or equivalent taxes computed under alternative methods, at least one of which is based on net income) imposed on it by the jurisdiction under the laws of which such Indemnified Party is organized or by any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If any Seller Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to (or for the benefit of) any Indemnified Party: (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Seller Party shall make such deductions and (iii) such Seller Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) In addition, each Seller Party agrees to pay any present or future stamp or other documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, other than U.S. federal taxes except for withholding taxes on interest (hereinafter referred to as "OTHER TAXES").

         (c) Each Seller Party will indemnify each of the Indemnified Parties for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Indemnified Party or deducted from any Collections (including any Taxes or amounts on account of Taxes deducted by any Obligor) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; PROVIDED THAT that applicable Seller Party will be entitled to reimbursement of amounts paid pursuant to this Section 10.1.3 that are ultimately determined not to be correctly or legally asserted. This indemnification shall be made within 30 days from the date such Indemnified Party makes written demand therefor. A certificate as to the amount of such indemnification submitted to the Seller Parties by any Indemnified Party setting forth, in reasonable detail, the basis for and the calculation thereof, shall be conclusive and binding for all purposes absent manifest error.

         10.1.4 Currency. Unless otherwise expressly stated in this Agreement, to the extent that any Receivables are denominated in Canadian dollars, references herein to the balance or amount of such Receivables or Collections thereof, including the Outstanding Balance thereof, shall be deemed for all purposes to be references to the U.S. Dollar Equivalent of such balance or amount of such Receivables or Collections thereof denominated in Canadian dollars. Each of the Seller Parties will each make all payments of amounts owing by it hereunder in U.S. dollars (the "ORIGINAL CURRENCY"). If any Seller Party makes any such payment to any Indemnified Party in a currency (the "OTHER CURRENCY") other than the Original Currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment will constitute a discharge of the liability of such party hereunder in respect of such amount owing only to the extent of the amount of the Original Currency which such Indemnified Party is able to purchase, with the amount it receives on the date of receipt. If the amount of the Original Currency which such Indemnified Party is able to purchase is less than the amount of such currency originally so due in respect of such amount, such Seller Party will indemnify and save such Indemnified Party harmless from and against any loss or damage arising as a result of such deficiency. This indemnity will constitute an obligation separate and independent from the other obligations contained in this Agreement, will give rise to a separate and independent cause of action, will survive termination hereof, will apply irrespective of any indulgence granted by such Indemnified Party and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

         Section 10.2 Increased Cost and Reduced Return. If after the date of the Existing Agreement (in the case of a member of the VFCC Group) or the date of this Agreement (in the case of CIT/BC), any Regulatory Change shall occur:
(i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition (other than with respect to taxes) the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, such Funding Source shall notify the Agent and the Seller within 120 days after any Regulatory Change (other than with respect to taxes) giving rise to any such fee, expense, increased cost or reduced return and, upon written demand by the Agent setting forth in reasonable detail the basis for and computation of the amount of such claim, Seller shall pay to the Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction. Failure of any Funding Source to give notice within the 120-day period following a Regulatory Change (other than with respect to taxes) shall limit the applicable Funding Source's right to reimbursement to any such fees, expenses, increased costs or reduced returns that accrue or are incurred from and after the date on which such notice is actually given.

         Section 10.3 Other Costs and Expenses. Seller shall pay to the Agent and the Purchasers, on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the cost of VFCC's auditors auditing the books, records and procedures of Seller (subject to the limitations in 7.1(d)), reasonable fees and out-of-pocket expenses of legal counsel for any Purchaser and the Agent (which such counsel may be employees of such Purchaser or the Agent) with respect thereto and with respect to advising such Purchaser or the Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Agent, for the benefit of the Agent and the applicable Purchaser(s), on demand any and all reasonable costs and expenses of the Agent and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following an Amortization Event.

                                  ARTICLE XI.

                           THE AGENT AND THE CO-AGENT

         Section 11.1 Authorization and Action. CIT/BC hereby designates and appoints CIT/BC to act as its co-agent under the Transaction Documents to which it is a party for the sole purpose of giving and receiving certain notices and reports. Each Purchaser hereby designates and appoints Wachovia to act as its agent under each Transaction Document, and authorizes the Agent to execute the Intercreditor Agreement and take such actions as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Transaction Documents together with such powers as are reasonably incidental thereto. The Agent and the Co-Agent shall not have any duties or responsibilities, except those expressly set forth in the Transaction Documents, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent or the Co-Agent shall be read into any Transaction Document or otherwise exist for the Agent or the Co-Agent. In performing its functions and duties under the Transaction Documents, the Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. The Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to the Liquidity Agreement, any Transaction Document or applicable law. The appointment and authority of the Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids.

         Section 11.2 Delegation of Duties. The Agent may execute any of its duties under the Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 11.3 Exculpatory Provisions. Neither the Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with any Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in any Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, any Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Transaction Document or any other document furnished in connection therewith, or for any failure of any Seller Party to perform its obligations thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. The Agent shall not be deemed to have knowledge of any Amortization Event or Unmatured Amortization Event unless the Agent has received notice from a Seller Party or a Purchaser.

         Section 11.4 Reliance by Agent. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under the any Transaction Document unless it shall first receive such advice or concurrence of either Committed Purchaser or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Agent shall have received such advice, the Agent may take or refrain from taking any action, as the Agent shall deem advisable and in the best interests of the Purchasers. The Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC or CIT/BC or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

         Section 11.5 Non-Reliance on Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Agent. Each Purchaser represents and warrants to the Agent that it has and will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

         Section 11.6 Reimbursement and Indemnification. The Committed Purchasers agree to reimburse and indemnify the Agent and its officers, directors, employees, representatives and agents ratably according to their respective Commitments, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Agent, acting in its capacity as Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Agent, in its capacity as Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.

         Section 11.7 Agent in its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though the Agent were not the Agent hereunder. With respect to the acquisition of Receivable Interests pursuant to this Agreement, the Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Agent, and the terms "COMMITTED PURCHASER," "LIQUIDITY BANK," "PURCHASER," "COMMITTED PURCHASERS," "LIQUIDITY BANKS" and "PURCHASERS" shall be deemed to include the Agent in its individual capacity.

         Section 11.8 Successor Agent. The Agent may, upon five days' notice to Seller and the Purchasers, and the Agent will, upon the direction of all of the Purchasers (other than the Agent in its individual capacity) resign as Agent. If the Agent shall resign, then CIT/BC shall become the successor agent. After the effectiveness of any retiring Agent's resignation hereunder as Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Agent under this Agreement and under the other Transaction Documents.


                                  ARTICLE XII.

                         ASSIGNMENTS AND PARTICIPATIONS

         Section 12.1 Prohibition on Assignments by Seller Parties. Except for delegation of servicing duties in accordance with Section 8.1(b), no Seller Party may assign any of its rights or obligations under this Agreement without
(a) the prior written consent of the Agent, CIT/BC and VFCC (which consent shall not be unreasonably withheld), and (b) if applicable, without satisfying the Rating Agency Condition.

         Section 12.2 Assignments by Purchasers.

                  (a) Each of the Seller Parties and the Committed Purchasers hereby agrees and consents to the complete or partial assignment by VFCC of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Liquidity Banks pursuant to the Liquidity Agreement or to any other commercial paper conduit administered by Wachovia or any of its Affiliates with a short-term debt rating of A-1 or better by S&P and P-1 by Moody's, and upon such assignment, VFCC shall be released from its obligations so assigned. Further, each of the Seller Parties and the Committed Purchasers hereby agrees that any assignee of VFCC of this Agreement or all or any of the Receivable Interests of VFCC shall have all of the rights and benefits under this Agreement as if the term "VFCC" explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of VFCC hereunder; PROVIDED, HOWEVER, that no such assignee shall be entitled to receive any greater payment under Section 10.1.1 than VFCC would have been entitled to receive thereunder.

                  (b) With the consent of the Agent and, prior to the Amortization, Seller, such consents not to be unreasonably withheld, any Committed Purchaser may at any time and from time to time assign to one or more Persons ("PURCHASING COMMITTED PURCHASERS") all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement in a form reasonably acceptable to the Agent (an "ASSIGNMENT AGREEMENT") executed by such Purchasing Committed Purchaser and such selling Committed Purchaser. Upon delivery of the executed Assignment Agreement to the Agent, such selling Committed Purchaser shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Committed Purchaser shall for all purposes be a Committed Purchaser party to this Agreement and shall have all the rights and obligations of a Committed Purchaser under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, any other Purchaser or the Agent shall be required; provided, however, that no Purchasing Committed Purchaser shall be entitled to receive any greater payment under Section 10.1.1 than the selling Committed Purchaser would have been entitled to receive thereunder.

         Section 12.3 Participations. Any Purchaser may, in the ordinary course of its business at any time sell to one or more Persons (each such Person, a "PARTICIPANT") participating interests in its interests in the Receivable Interests or any other interest of such Purchaser hereunder. Notwithstanding any such sale by a Purchaser of a participating interest to a Participant, such Purchaser's rights and obligations under this Agreement shall remain unchanged, such Purchaser shall remain solely responsible for the performance of its obligations hereunder, and Seller, VFCC and the Agent shall continue to deal solely and directly with such Purchaser, as applicable, in connection with such Purchaser's rights and obligations under this Agreement. Each Purchaser agrees that any agreement between such Purchaser and any such Participant in respect of such participating interest shall not restrict such Purchaser's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 13.1(b)(i). No Participant shall be entitled to receive any indemnification rights, benefits or payments direct from Seller under Section 10.1.1.


                                 ARTICLE XIII.

                                  MISCELLANEOUS

         Section 13.1 Waivers and Amendments.

                  (a) No failure or delay on the part of the Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 13.1(b). VFCC, Seller, CIT/BC and the Agent may enter into written modifications or waivers of any provisions of this Agreement, PROVIDED, HOWEVER, that no such modification or waiver shall:

                  (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield or any CP Costs (or any component of Yield or CP Costs), (C) reduce any fee payable to the Agent for the benefit of any Purchaser, (D) change the Invested Amount of any Receivable Interest, (E) amend, modify or waive any provision of this Section 13.1(b), (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement,
(G) change the definition of "ELIGIBLE RECEIVABLE," "CURRENCY RESERVE," "DEEMED INTEREST RESERVE," "LOSS RESERVE," "DILUTION RESERVE," "YIELD RESERVE," "SERVICING RESERVE," "SERVICING FEE RATE," "REQUIRED RESERVE" or "REQUIRED RESERVE FACTOR FLOOR" or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or

                  (ii) without the written consent of the then Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

         Section 13.2 Notices. Except as provided in this Section 13.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy, e-mail or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses, e-mail addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid, (iii) if given by e-mail, upon sender's receipt of an acknowledgement from the intended recipient of a return e-mail, which may be delivered through a "request a read receipt for this message" function, as available, or other written acknowledgement, in each case acknowledging that sender's e-mail has been read or (iv) if given by any other means, when received at the address specified in this Section 13.2. Seller hereby authorizes the Agent and the Co-Agent to effect Purchases and Interest Period and Yield Rate selections based on telephonic notices made by any Person whom the Agent or the Co-Agent, as the case may be, in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Agent and the Co-Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; PROVIDED, HOWEVER, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Agent or the Co-Agent, the records of the Agent or the Co-Agent, as the case may be, shall govern absent manifest error.

         Section 13.3 Protection of Agent's Security Interest.

                  (a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Agent may request, to perfect, protect or more fully evidence the Agent's security interest in the Purchased Assets, or to enable the Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. The Agent may, or the Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller's expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Agent or its designee. Seller or the Servicer (as applicable) shall, at the Agent's request, withhold the identities of the Agent and the Purchasers in any such notification.

                  (b) If any Seller Party fails to perform any of its obligations hereunder, the Agent may (but shall not be required to), after delivery of notice to such Seller Party (which notice shall not be required after the occurrence of an Amortization Event), perform, or cause performance of, such obligations, and the Agent's costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party irrevocably authorizes the Agent at any time and from time to time in the sole discretion of the Agent, and appoints the Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor (if required) and to file financing statements necessary or desirable in the Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of

VFCC in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's security interest in the Purchased Assets, for the benefit of the Secured Parties. This appointment is coupled with an interest and is irrevocable. Each of the Seller Parties (A) hereby authorizes the Agent to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Seller Party, in such form and in such offices as the Agent reasonably determines appropriate to perfect or maintain the perfection of the security interest of the Agent hereunder, (B) acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Agent, consenting to the form and substance of such filing or recording document, and (C) approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent in connection with the perfection of the security interests in favor of Seller or the Agent.

         Section 13.4 Confidentiality.

                  (a) Each of the Seller Parties shall maintain and shall cause each of its directors, officers and employees to maintain the confidentiality of the Fee Letters and the other confidential or proprietary information with respect to the Agent or any Purchaser and their respective businesses obtained by such Seller Party in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and its directors, officers and employees may disclose such information to such Seller Party's external accountants, advisors and attorneys and as required by any applicable law or order of any judicial or administrative proceeding, PROVIDED THAT each such Person is informed of the confidential nature of such information and either agrees (or is under a professional ethical obligation) to keep such information confidential.

                  (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent and each of the Purchasers by each other, (ii) by the Agent or any Purchaser to any prospective or actual assignee or participant of any of them, (iii) by the Agent or VFCC to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Purchaser or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia (or one of its Affiliates) acts as the administrative agent and (iv) by the Agent or any Purchaser to any directors, officers, employees, outside accountants, advisors, credit enhancers and attorneys of any of the foregoing, PROVIDED THAT each such Person in this clause (iv) is informed of the confidential nature of such information and either agrees (or is under a professional ethical obligation) to keep such information confidential. In addition, each of the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  (c) Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with U.S. federal or state securities laws. For purposes of this paragraph, the terms "tax treatment" and "tax structure" have the meanings specified in Treasury Regulation section 1.6011-4(c).

         Section 13.5 Bankruptcy Petition. Each of the Seller Parties, the Agent and the Committed Purchasers hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of VFCC, it will not institute against, or join any other Person in instituting against, VFCC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         Section 13.6 Limitation of Recourse and Liability.

                  (a) Except with respect to any claim arising out of the willful misconduct or gross negligence of the Agent or any Purchaser, no claim may be made by any Seller Party or any other Person against the Agent or any Purchaser or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  (b) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Purchaser as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Purchaser or any incorporator, affiliate, stockholder, officer, employee or director of such Purchaser or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Purchaser contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Purchaser, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Purchaser or any incorporator, stockholder, affiliate, officer, employee or director of such Purchaser or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Purchaser contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of such Purchaser and each incorporator, stockholder, affiliate, officer, employee or director of such Purchaser or of any such administrator, or any of them, for breaches by such Purchaser of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this
Section 13.6 shall survive the termination of this Agreement.

                  (c) Notwithstanding anything in this Agreement to the contrary, VFCC shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to it after paying or making provision for the payment of its Commercial Paper. All payment obligations of VFCC hereunder are contingent on the availability of funds in excess of the amounts necessary to pay its Commercial Paper; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by VFCC exceeds the amount available to VFCC to pay such amount after paying or making provision for the payment of its Commercial Paper.

         Section 13.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without regard to the principles of conflicts of laws thereof OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW (except in the case of the other Transaction Documents, to the extent otherwise expressly stated therein) AND EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE OWNERSHIP INTEREST OF SELLER OR THE SECURITY INTEREST OF THE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, IN ANY OF THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 13.8 CONSENT TO JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

         Section 13.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY

OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

         Section 13.10 Integration; Binding Effect; Survival of Terms.

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification and payment provisions of
Article X, and Sections 13.4 and 13.5 shall be continuing and shall survive any termination of this Agreement.

                  (c) Each of the Seller Parties, VFCC, CIT/BC and the Agent hereby acknowledges and agrees that the Liquidity Banks are hereby made express third party beneficiaries of this Agreement and each of the other Transaction Documents.

         Section 13.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "ARTICLE," "SECTION," "SCHEDULE" or "EXHIBIT" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

         Section 13.12 Characterization.

                  (a) It is the intention of the parties hereto that each Purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which Purchase shall provide the Purchasers with the full benefits of ownership of the applicable Receivable Interest. Except as specifically provided in this Agreement, each sale of a Receivable Interest hereunder is made without recourse to Seller; PROVIDED, HOWEVER, that (i) Seller shall be liable to the Purchasers and the Agent for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Agent or any assignee thereof of any obligation of Seller or any Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or any Originator.

                  (b) In addition to any ownership interest which the Agent or the Purchasers may from time to time acquire pursuant hereto, Seller hereby grants to the Agent for the ratable benefit of Secured Parties a valid and perfected security interest in all of Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any of the foregoing prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. To the fullest extent permitted by applicable law, Seller hereby authorizes the Agent and its counsel to file the UCC or PPSA financing statements (and any and all amendments thereto and continuations thereof), which financing statements may include "all-assets" descriptions of collateral, necessary or desirable in the opinion of the Agent to perfect or maintain the perfection of the Agent's security interest granted herein or any portion thereof, in each of the foregoing cases, without the signature and without further authorization of Seller. The Agent, on behalf of the Secured Parties, shall have, in addition to the rights and remedies that it may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC, the PPSA (as applicable) and other applicable law, which rights and remedies shall be cumulative.

                            (signature pages follow)

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

DEJ 98 FINANCE, LLC

By:      /s/  James E. Deason
   ---------------------------------------------
Name:    James E. Deason
Title:   Board of Managers


ADDRESS:

DEJ 98 Finance, LLC
200 Clinton Avenue
Suite 1100
Huntsville, Alabama 35801
Attention:        James E. (Jed) Deason
Phone:            (256) 580-3625
Fax:              (256) 580-3996
E-mail:           deasonj@wlv.com





WOLVERINE FINANCE, LLC

By:      /s/  James E. Deason
   ---------------------------------------------
Name:    James E. Deason
Title:   Vice Manager & Secretary

ADDRESS:

Wolverine Finance, LLC
200 Clinton Avenue
Suite 1000
Huntsville, Alabama 35801
Attention:        James E. (Jed) Deason
Phone:            (256) 580-3625
Fax:              (256) 580-3996
E-mail:           deasonj@wlv.com

WOLVERINE TUBE, INC.


By:      /s/  James E. Deason
   ---------------------------------------------
Name:    James E. Deason
Title    Sr VP & CFO

ADDRESS:

Wolverine Tube, Inc.
200 Clinton Avenue
Suite 1000
Huntsville, Alabama 35801
Attention:        James E. (Jed) Deason
Phone:            (256) 580-3625
Fax:              (256) 580-3996
E-mail:           deasonj@wlv.com

VARIABLE FUNDING CAPITAL COMPANY, LLC

BY:  WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT


By:  /s/  Douglas R. Wilson, Sr.
   ------------------------------------------
     Name:  Douglas R. Wilson, Sr.
     Title:    Vice President

ADDRESS:

Variable Funding Capital Company, LLC
c/o Wachovia Bank, National Association
301 S. College Street
FLR TRW 16 NC0171
Charlotte, NC  28288
Attention:  Douglas R. Wilson, Sr.
Phone: (704) 374-2520
Fax:   (704) 383-9579
E-mail: doug.wilson@wachovia.com


WITH A COPY TO:

Variable Funding Capital Company, LLC
c/o AMACAR Group, L.L.C.
6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211
Attention:  Douglas K. Johnson
Phone: (704) 365-0569
Fax:   (704) 365-1362
E-mail: dkjohnson@AMACAR.com

THE CIT GROUP/BUSINESS CREDIT, INC.,
INDIVIDUALLY AND AS CO-AGENT



By:  /s/  Charlie Cunningham
   ------------------------------------------
     Name:  Charlie Cunningham
     Title:    VP

ADDRESS:
                  CIT Business Capital
                  900 Ashwood Parkway, Suite 610
                  Atlanta, Georgia  30338
                  Attention:  Portfolio Manager
                  Phone: (770) 551-7826
                  Fax:   (770) 552-7673
                  E-mail: kathy.le@cit.com

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Liquidity Bank and as Agent


By:    /s/ Elizabeth R. Wagner
   -----------------------------------------
Name:  Elizabeth R. Wagner
Title: Managing Director

Address:

Wachovia Bank, National Association
171 17th Street, N.W., 4th Floor
Mail-stop GA4524
Atlanta, GA  30363
Attention:  Elizabeth Wagner
Phone: (404) 214-5456
Fax:   (404) 214-5481
E-mail: elizabeth.wagner@wachovia.com

                                    EXHIBIT I

                                   DEFINITIONS

                  AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS (SUCH MEANINGS TO BE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND PLURAL FORMS OF THE TERMS DEFINED):

                  "ABL CREDIT AGREEMENT" has the meaning set forth in the definition of the term "Bank Agent".

                  "ADJUSTED DILUTION RATIO" means, at any time, the rolling average of the Dilution Ratio for the 12 Calculation Periods then most recently ended.

                  "ADVERSE CLAIM" means a lien, security interest, charge, hypothec or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

                  "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

                  "AGENT" has the meaning set forth in the preamble to this Agreement.

                  "AGENT'S ACCOUNT" means account #2000002391825 at Wachovia Bank, National Association, ABA #053 000 219.

                  "AGGREGATE INVESTED AMOUNT" means, on any date of determination, the aggregate Invested Amount of all Receivable Interests outstanding on such date.

                  "AGGREGATE REDUCTION" has the meaning specified in Section
1.3.

                  "AGGREGATE UNPAIDS" means, at any time, an amount equal to the sum of (i) the Aggregate Invested Amount, PLUS (ii) all Recourse Obligations (whether due or accrued) at such time.

                  "AGREEMENT" means this Amended and Restated Receivables Purchase Agreement, as it may be amended or modified and in effect from time to time.

                  "ALTERNATE BASE RATE" means for any day, (i) the rate per annum equal to the higher as of such day of (x) the Prime Rate, or (y) one-half of one percent (0.50%) above the Federal Funds Rate PLUS (ii) the Applicable Base Rate Percentage per annum then in effect. For purposes of determining the Alternate Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

                  "AMORTIZATION DATE" means the earliest to occur of (i) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Seller Party, (ii) the Business Day specified in a written notice from the Agent following the occurrence of any other Amortization Event, and
(iii) the date which is ten (10) Business Days after the Agent's receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.

                  "AMORTIZATION EVENT" has the meaning specified in Article IX.

                  "APPLICABLE BASE RATE PERCENTAGE" has the meaning specified in each Fee Letter.

                  "APPLICABLE LIBO RATE PERCENTAGE" has the meaning specified in each Fee Letter.

                  "APPLICABLE PERCENTAGE" has the meaning specified in each Fee Letter.

                  "AUTHORIZED OFFICER" means, with respect to any Person, its president, corporate controller, treasurer or chief financial officer.

                  "BANK AGENT" means Wachovia Bank, National Association, as administrative agent for the financial institutions party to that certain Amended and Restated Credit Agreement, dated as of April 28, 2005 (as the same may be amended, restated or otherwise modified from time to time, the "ABL CREDIT AGREEMENT"), and its successors and assigns.

                  "BEST POSSIBLE DSO" means, as of any date of determination, the product of (i) a fraction, the numerator of which is the average, during the three most recently ended fiscal months of the Originators, of the aggregate Outstanding Balance of Current Receivables as of the last day of each such fiscal month, and the denominator of which is the average, during such three fiscal month period, of the aggregate sales generated by the Originators during each such fiscal month, MULTIPLIED BY (ii) 30.

                  "BROKEN FUNDING COSTS" means for any Receivable Interest which: (i) has its Invested Amount reduced without compliance by Seller with the notice requirements hereunder or (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned by VFCC to the Liquidity Banks under the Liquidity Agreement or terminated prior to the date on which it was originally scheduled to end; an amount equal to the excess, if any, of (A) the CP Costs or Yield (as applicable) that would have accrued during the remainder of the Interest Periods or the tranche periods for Commercial Paper determined by the Agent to relate to such Receivable Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Invested Amount of such Receivable Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Invested Amount is allocated to another Receivable Interest, the amount of CP Costs or Yield actually accrued during the remainder of such period on such Invested Amount for the new Receivable Interest, and (y) to the extent such Invested Amount is not allocated to another Receivable Interest, the income, if any, actually received during the remainder of such period by the holder of such Receivable Interest from investing the portion of such Invested Amount not so allocated. All Broken Funding Costs shall be due and payable hereunder upon demand.

                  "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York or Atlanta, Georgia, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in United States dollar deposits are carried on in the London interbank market.

                  "CALCULATION PERIOD" means each fiscal month of the Performance Guarantor or portion thereof which elapses during the term of the Agreement. The final Calculation Period shall terminate on the later "Termination Date" under and as defined in each of the Receivables Sale Agreements. As used in Section 3.2, Section 3.3, and the definition of the term "Servicing Fee" and as used in the Fee Letter, the first Calculation Period shall commence on the date hereof; otherwise Calculation Period may cover a period before the date hereof, as the context requires.

                  "CANADIAN DOLLAR EQUIVALENT" means, at the date of determination, the amount of Canadian dollars that the Agent could purchase, in accordance with its normal practice, with a specified amount of U.S. dollars based on the Bank of Canada noon spot rate on such date.

                  "CANADIAN ORIGINATOR" means Wolverine Tube (Canada) Inc., an Ontario corporation.

                  "CANADIAN PERSON" means (a) a natural person who resides, carries on business or has assets in Canada; (b) a corporation or other organization that carries on business, does business or has assets in Canada,
(c) the heirs, executors, liquidators, successors, administrators or other legal representatives of such a natural person or corporation or other organization and (d) the government of Canada or any of its provinces or territories or any subdivision or agency of the foregoing.

                  "CANADIAN RECEIVABLES SALE AGREEMENT" means that certain Receivables Sale Agreement dated as of April 4, 2006, between the Canadian Originator and Seller, as the same may be amended, restated or otherwise modified from time to time.

                  "CAPITAL EXPENDITURES" means any current expenditure by the Consolidated Parties for fixed or capital assets as reflected on the financial statements of the Consolidated Parties, as prepared in accordance with GAAP.

                  "CHANGE OF CONTROL" means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting Equity Interests in Wolverine Finance, or (b) the Performance Guarantor ceases to own, directly or indirectly, 49% of outstanding voting Equity Interests in Seller.

                  "CO-AGENT" has the meaning set forth in the preamble to this Agreement.

                  "COLLATERAL AGENT" means Wachovia Bank, National Association, acting as collateral agent under the Collection Account Agreement for the Agent and the Bank Agent.

                  "COLLECTION ACCOUNT" means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.

                  "COLLECTION ACCOUNT AGREEMENT" means an agreement substantially in the form of Exhibit VI among an Seller, Wolverine Finance, the Collateral Agent and a Collection Bank.

                  "COLLECTION BANK" means, at any time, any of the banks holding one or more Collection Accounts.

                  "COLLECTIONS" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all Finance Charges (except with respect to any Receivable originated by the Canadian Originator) or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable (excluding, for the avoidance of doubt, the obligation to pay any PST or Finance Charges with respect to any Receivable originated by the Canadian Originator, but including, for greater certainty, any GST and QST with respect thereto).

                  "COMMERCIAL PAPER" means promissory notes of VFCC issued by VFCC in the commercial paper market.

                  "COMMITMENT" means, for each Committed Purchaser, the commitment of such Committed Purchase to purchase Receivable Interests from Seller in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Committed Purchaser's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof and (ii) with respect to any individual purchase hereunder, the portion of the Purchase Price therefor specified in Section 1.2(c) hereof.

                  "COMMITTED PURCHASER" means each of CIT/BC and the Liquidity Bank(s).

                  "COMMITTED PURCHASER INVESTMENT" means each portion of any Receivable Interest which is funded by CIT/BC or by a Liquidity Funding.

                  "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

                  "CONSOLIDATED CASH INTEREST EXPENSE" means, for any applicable period of computation, whether expensed or capitalized, all cash interest expense of the Consolidated Parties for such period, net of interest income for such period, all as determined in accordance with GAAP.

                  "CONSOLIDATED CASH TAXES" means, for any applicable period of computation, the aggregate of all taxes of the Consolidated Parties determined in accordance with applicable law and GAAP applied on a consistent basis, to the extent the same are paid in cash during such period.

                  "CONSOLIDATED EBITDA" has the meaning specified in the ABL Credit Agreement.

                  "CONSOLIDATED FIXED CHARGES" means, for any applicable period of computation, without duplication, the sum of (i) all Consolidated Cash Interest Expense for the applicable period plus (ii) all Consolidated Scheduled Funded Debt Payments for the applicable period.

                  "CONSOLIDATED FUNDED DEBT" means, as of the date of determination, all Funded Debt of the Performance Guarantor and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any applicable period of computation, whether expensed or capitalized, all interest expense of the Consolidated Parties for such period, net of interest income for such period, all as determined in accordance with GAAP.

                  "CONSOLIDATED PARTIES" means the Performance Guarantor and all of its consolidated Subsidiaries whether direct or indirect and whether now owned or hereafter acquired.

                  "CONSOLIDATED NET INCOME" means, for any applicable period of computation, the net income after taxes of the Consolidated Parties for such period, as adjusted for (i) non-cash adjustments to Consolidated Net Income due to the effect of changes in accounting methods required by GAAP and (ii) the tax adjusted net value of (a) the non-cash adjustments to Consolidated Net Income on account of gains or losses resulting from changes in the metal variance account required by the mark to market of the Copper Hedge, as determined in accordance with GAAP and (b) the non-cash adjustments to valuations of inventory that consists of copper covered by the Copper Hedge resulting from the Performance Guarantor's mark to market of inventory levels under the Copper Hedge at the time of testing (the Performance Guarantor shall provide the Agent with copies of reconciliation of these adjustments when and as provided to the Bank Agent pursuant to and in accordance with the ABL Credit Agreement).

                  "CONSOLIDATED SCHEDULED FUNDED DEBT PAYMENTS" means, as of the end of each fiscal quarter (or month, as applicable) of the Company and its consolidated Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Debt (other than intercompany Indebtedness) for the four (4) consecutive quarters (or 12 consecutive months, as applicable) beginning on such date (including the principal component of payments due on capital leases or under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product during the applicable period beginning on such date).

                  "COPPER HEDGE" means the Trading Agreements between PB Financial, Inc. and Wolverine Tube, Inc., Wolverine Tube (Canada) Inc. and Wolverine Joining Technologies, LLC related to hedging copper and any other copper hedging contract permitted under the ABL Credit Agreement.

                  "CONTRACT" means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

                  "CP COSTS" means, for each day, the sum of (i) discount or interest accrued on Pooled Commercial Paper on such day, PLUS (ii) any and all accrued commissions in respect of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, PLUS (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase or financing facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase or financing facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any investment of VFCC pursuant to the terms of any receivable purchase or financing facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Seller shall request any Purchase during any period of time determined by the Agent in its sole discretion to result in incrementally higher CP Costs applicable to such Purchase, the principal associated with any such Purchase shall, during such period, be deemed to be funded by VFCC in a special pool (which may include capital associated with other receivable purchase or financing facilities) for purposes of determining such additional CP Costs applicable only to such special pool and charged each day during such period against such principal.

                  "CREDIT AND COLLECTION POLICY" means Seller's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VII hereto, as modified from time to time in accordance with this Agreement.

                  "CURRENCY RESERVE" means, for any fiscal week or fiscal month of the Performance Guarantor, the product of:

                  (a) the highest MCE Percentage in effect during the 12 months preceding the first day of such fiscal period, and

                  (b) the U.S. Dollar Equivalent of the Outstanding Balance of all Canadian dollar denominated Receivables as of the last day covered by the most recent prior Settlement Report or Weekly Report, as applicable.

                  "CURRENT RECEIVABLE" means a Receivable that has not aged beyond its originally stated due date.

                  "CUT-OFF DATE" means the last day of a Calculation Period.

                  "DAYS SALES OUTSTANDING" means, as of any day, an amount equal to the product of (x) 91, multiplied by (y) the amount obtained by dividing (i) the aggregate outstanding balance of Receivables as of the most recent Cut-Off Date, by (ii) the aggregate sales generated by the Originators during the three
(3) Calculation Periods including and immediately preceding such Cut-Off Date.

                  "DEEMED COLLECTIONS" means Collections deemed received by Seller under Section 1.4(a).

                  "DEEMED INTEREST RESERVE" means, for any Calculation Period, the product of:

                  (a) the Outstanding Balance of all Receivables owing from Obligors which are Canadian Persons that are payable in U.S. dollars, and

                  (b) 25% of the percentage determined pursuant to clause (a) of the definition of "CURRENCY RESERVE" for such Calculation Period.

                  "DEFAULT HORIZON RATIO" means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the three Calculation Periods ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.

                  "DEFAULT RATE" means a rate per annum equal to the sum of (i) the Alternate Base Rate PLUS (ii) the Applicable Base Rate Percentage then in effect PLUS (iii) 2.00%, changing when and as the Alternate Base Rate changes.

                  "DEFAULT RATIO" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the total amount of Receivables which became Defaulted Receivables during the Calculation Period that includes such Cut-Off Date, by (y) the aggregate sales generated by the Originators during the Calculation Period occurring three months prior to the Calculation Period ending on such Cut-Off Date.

                  "DEFAULTED RECEIVABLE" means a Receivable: (i) as to which the Obligor thereof has suffered an Event of Bankruptcy; (ii) which, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible; or (iii) as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment.

                  "DELINQUENCY RATIO" means, at any time, a percentage equal to
(i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables at such time divided by (ii) the aggregate Outstanding Balance of all Receivables at such time.

                  "DELINQUENT RECEIVABLE" means a Receivable as to which any payment, or part thereof, remains unpaid for 31-60 days from the original due date for such payment.

                  "DESIGNATED OBLIGOR" means an Obligor indicated by the Agent to Seller in writing.

                  "DILUTION" means the amount of any reduction or cancellation of the Outstanding Balance of a Receivable as described in Section 1.4(a).

                  "DILUTION HORIZON RATIO" means, as of any Cut-off Date, a ratio (expressed as a decimal), computed by dividing (i) the aggregate sales generated by the Originators during the Calculation Period (or any other period as established by the Agent by notice to Seller from time to time in Agent's discretion based on Agent's analysis of results of Reviews conducted after the date of the Agreement) ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-Off Date.

                  "DILUTION RATIO" means, as of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (i) the total amount of decreases in Outstanding Balances due to Dilutions during the Calculation Period ending on such Cut-Off Date, by (ii) the aggregate sales generated by the Originators during the Calculation Period prior to the Calculation Period ending on such Cut-Off Date.

                  "DILUTION RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of:

                  (a) the sum of (i) the Stress Factor times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, PLUS (ii) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, TIMES

                  (b) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date.

                  "DILUTION VOLATILITY COMPONENT" means the product (expressed as a percentage) of (i) the difference between (a) the highest three (3)-month rolling average Dilution Ratio over the past 12 Calculation Periods and (b) the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal to the ratio specified in (i)(a) of this definition and the denominator of which is equal to the ratio specified in (i)(b) of this definition.

                  "ELIGIBLE FOREIGN RECEIVABLE" means a Receivable, the Obligor of which is United Technologies Corporation, American Standard Inc., Whirlpool Corporation, General Electric Company, York International Corporation or any wholly-owned subsidiary thereof.

                  "ELIGIBLE RECEIVABLE" means, at any time, a Receivable:

                           (i) the Obligor of which: (a) is not a natural
person; (b) is a corporation or other business organization organized under the laws of the United States or Canada or any political subdivision of either of the foregoing and has its chief executive office in the United States or Canada, unless such receivable is an Eligible Foreign Receivable; (c) is not an Affiliate of any of the parties hereto; (d) is not a government or a governmental subdivision or agency; and (e) is not a Designated Obligor,

                           (ii) which is not a Defaulted Receivable,

                           (iii) which is not owing from an Obligor as to which
more than 50% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Defaulted Receivables,

                           (iv) which by its terms is due and payable within 120
days of the original billing date therefor and has not been outstanding for more than 90 days past such original billing date and has not had its payment terms extended more than once; PROVIDED, HOWEVER, in the event that the Best Possible DSO exceeds 40 days, the outstanding balance of Receivables payable within 120 days of the original billing date therefor shall be deducted from the numerator set forth in clause (i) of the definition of the term "Best Possible DSO" in an amount necessary to cause the Best Possible DSO to be 40 days or less,

                           (v) which is an "account" or a "payment intangible"
within the meaning of Article 9 of the UCC of all applicable jurisdictions or an "account" or "intangible" under the PPSA of Ontario,

                           (vi) which is denominated and payable only in United
States dollars or Canadian dollars in the United States or Canada,

                           (vii) which arises under a Contract in a form which
the Agent has not deemed to be unacceptable in its reasonable discretion and which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense,

                           (viii) which arises under a Contract which (A) does
not contain an enforceable prohibition on pledge or assignment by the applicable Originator or its assigns or require the Obligor under such Contract to consent to the transfer, sale, pledge or assignment of the rights and duties of the applicable Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

                           (ix) which arises under a Contract that contains an
obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,

                           (x) which, together with the Contract related
thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to consumer protection, truth in lending or other cost of borrowing disclosure, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

                           (xi) which satisfies all applicable requirements of
the Credit and Collection Policy,

                           (xii) which was generated in the ordinary course of
the applicable Originator's business,

                           (xiii) which arises solely from the sale of goods or
(except with respect to any Receivable originated by the Canadian Originator) the provision of services to the related Obligor by the applicable Originator, and not by any other Person (in whole or in part),

                           (xiv) as to which the Agent has not notified Seller
that the Agent has determined that such Receivable or class of Receivables is not acceptable as an Eligible

Receivable, including, without limitation, because such Receivable arises under a Contract that is not acceptable to the Agent,

                           (xv) which is not subject to any dispute,
counterclaim, right of rescission, set-off, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against such Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract); PROVIDED, HOWEVER, that if such dispute, offset, counterclaim or defense affects only a portion of the Outstanding Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Outstanding Balance which is not so affected, and PROVIDED, FURTHER, that Receivables of any Obligor which has any accounts payable by the applicable Originator or by a wholly-owned Subsidiary of such Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Agent, that such Receivables shall not be subject to such offset,

                           (xvi) as to which the applicable Originator has
satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

                           (xvii) as to which each of the representations and
warranties contained in Sections 5.1(g), (i), (j), (r), (s), (t) and (u) is true and correct,

                           (xviii) all right, title and interest to and in which
has been validly transferred by the applicable Originator directly to Seller under and in accordance with the applicable Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Performance Guarantor within the meaning of Section 414(b) or (c) of the Tax Code (and Sections 414(m) and (o) of the Tax Code for purposes of provisions relating to Section 412 of the Tax
Code).

                  "EVENT OF BANKRUPTCY" shall be deemed to have occurred with respect to a Person if (i) in the case of a Canadian Person, an Insolvency Event shall occur with respect to such Person, or (ii) in the case of any other Person, either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee (other than a trustee under a deed of trust, indenture or similar instrument), custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall be adjudicated insolvent, or admit in writing its inability to pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

                  "EXISTING AGREEMENT" has the meaning specified in the Preliminary Statements of this Agreement.

                  "FACILITY ACCOUNT" means Seller's account no. 005-3313 at Mellon Bank, N.A.

                  "FACILITY TERMINATION DATE" means the earlier of (i) the Liquidity Termination Date and (ii) the Amortization Date.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate per annum for each day during such period equal to (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (ii) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:30 a.m. (New York time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

                  "FEE LETTER" means (a) that certain letter agreement dated as of April 28, 2005 among Seller, the Agent, Parent and VFCC, as it may be amended, restated or otherwise modified and in effect from time to time, and (b) that certain letter agreement dated as of April 4, 2006 among Seller, Parent and CIT/BC, as it may be amended, restated or otherwise modified and in effect from time to time.

                  "FINAL PAYOUT DATE" means the date on which all Aggregate Unpaids have been paid in full and the Purchase Limit has been reduced to zero.

                  "FINANCE CHARGES" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

                  "FOREIGN RECEIVABLE" means a Receivable the Obligor of which
(a) if a natural person, is a resident of a country other than the United States or Canada, or (b) if a corporation or other business organization, is organized under the laws of a country other than the United States or Canada, and has its chief executive office in a country other than the United States or Canada.

                  "FIXED CHARGE COVERAGE RATIO" means, for any applicable period of computation, the ratio of (i) Consolidated EBITDA LESS Unfinanced Capital Expenditures LESS all Consolidated Cash Taxes paid during the applicable period LESS cash dividends paid by the Performance Guarantor for the applicable period to (ii) total Consolidated Fixed Charges. The applicable period of computation shall be (a) for the purpose of determining the Applicable Percentage, the four
(4) consecutive quarters ending as of the date of determination, except with respect to the Consolidated Scheduled Funded Debt Payments component of Consolidated Fixed Charges, which shall be for the four (4) consecutive quarters beginning as of the date of determination and (b) for the purpose of determining compliance with Section 9.1(s) of the Agreement, the 12 consecutive month period ending as of the date of determination, except with respect to the Consolidated Scheduled Funded Debt Payments component of Consolidated Fixed Charges, which shall be for the 12 consecutive month period beginning as of the date of determination.

                  "FUNDED DEBT" means, without duplication, the sum of (a) all Indebtedness (as such term is defined in the ABL Credit Agreement) of the Consolidated Parties for borrowed money, (b) the principal portion of all obligations of the Consolidated Parties under capital leases (including capital leases incurred in accordance with the terms of Section 9.1 of the ABL Credit Agreement), (c) all commercial letters of credit and the maximum or face amount of all performance and standby letters of credit issued for the account of a member of the Consolidated Parties, including, without duplication, all unreimbursed draws thereunder, (d) all Guaranty Obligations (as such term is defined in the ABL Credit Agreement) of the Consolidated Parties with respect to Funded Debt of another Person, (e) all Funded Debt of another entity secured by a lien on any property of the Consolidated Parties, to the extent of the book value of the property secured thereby, whether or not such Funded Debt has been assumed by a member of the Consolidated Parties, (f) all Funded Debt of any partnership or unincorporated joint venture to the extent a member of the Consolidated Parties is legally obligated or has a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture and (g) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of a member of the Consolidated Parties where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

                  "FUNDING AGREEMENT" means (i) this Agreement, (ii) the Liquidity Agreement and (iii) any other agreement or instrument executed by any Funding Source with or for the benefit of VFCC.

                  "FUNDING PERCENTAGE" means (i) 64.285715% as to the VFCC Group, and (ii) 35.714285% as to CIT/BC.

                  "FUNDING SOURCE" means (i) any Committed Purchaser, or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to VFCC.

                  "GAAP" means, (i) with respect to all Persons other than the Canadian Originator, generally accepted accounting principles in effect in the United States of America as of the date of the Existing Agreement, and (ii) solely with respect to the Canadian Originator, generally accepted accounting principles in effect in Canada as of the date of this Agreement.

                  "INCREMENTAL PURCHASE" means a purchase of one or more Receivable Interests which increases the total outstanding Aggregate Invested Amount hereunder.

                  "INDEBTEDNESS" of a Person means such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and
(viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

                  "INDEMNIFIED AMOUNTS" has the meaning specified in Section
10.1.

                  "INDEMNIFIED PARTY" has the meaning specified in Section 10.1.

                  "INDEPENDENT MANAGER" shall mean a member of the board of managers of Seller who is not at such time, and has not been at any time during the preceding five (5) years: (A) a director, officer, employee or affiliate of any Originator or any of their respective Subsidiaries or Affiliates (other than Seller), or (B) the beneficial owner (at the time of such individual's appointment as an Independent Manager or at any time thereafter while serving as an Independent Manager) of any of the outstanding common shares of Seller, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights.

                  "INSOLVENCY EVENT" means, with respect to any Person, that such Person (i) shall generally not pay its debts as such debts become due; (ii) shall admit in writing its inability to pay its debts generally, (iii) shall make an assignment for the benefit of its creditors or file a notice of intention to make a proposal to some or all of its creditors, (iv) shall petition or apply to any court of competent jurisdiction for the appointment of a receiver, receiver manager, administrator, inspector, liquidator, agent, trustee or other similar official (a "RECEIVER") for it or for any substantial part of its property, (v) is adjudged or declared bankrupt or insolvent and such judgment or declaration is not dismissed, rescinded, withdrawn or stayed within 60 days (provided that upon any such stay ceasing to be in full force and effect, an Insolvency Event shall thereupon be deemed to occur unless the related judgment or declaration has theretofore been dismissed, rescinded or withdrawn) or if such Person acknowledges its bankruptcy or insolvency, (vi) is dissolved, liquidated or wound-up, (vii) commences or files notice of any proceedings relating to it or any substantial part of its property under any law, whether now or hereafter in effect, of any jurisdiction relating to dissolution, liquidation, winding-up, bankruptcy, insolvency, reorganization of insolvent debtors, arrangement (including the Companies' Creditors Arrangement Act) or readjustment or moratorium of debts (including passing any effective resolution authorizing any such proceeding), (viii) by any act or omission to act indicates its consent to, approval of, or acquiescence in, any such proceeding for it or for any substantial part of its property commenced by any other Person or if there is no such consent, approval or acquiescence, either any such proceeding commenced by any other Person is not dismissed within 60 days, or any of the remedies or actions sought in any such proceeding shall be granted (including the appointment of a Receiver or an order for relief against all or a substantial part of its property), (ix) shall suffer the private appointment of any Receiver, and any such appointment is not set aside or stayed within 60 days after the date that such appointment was suffered, provided that such 60-day period shall only apply if such appointment was not applied for, consented to, approved by or acquiesced in, and is being actively and diligently contested in good faith by appropriate proceedings; or (x) shall have all or any substantial part of its assets or property seized or repossessed by any encumbrance or other Person.

                  "INTERCREDITOR AGREEMENT" means that certain Amended and Restated Intercreditor Agreement, dated as of April 4, 2006, by and among the Bank Agent, the Agent, Wolverine Finance, Seller and the Originators, as the same may be amended, restated or otherwise modified from time to time.

                  "INTEREST PERIOD" means, with respect to any Receivable Interest funded by CIT/BC or by a Liquidity Bank through a Liquidity Funding:

                  (a) if Yield for such Receivable Interest is calculated on the basis of the LIBO Rate, a period of one month, or such other period as may be mutually agreeable to the applicable Committed Purchaser and Seller, commencing on a Business Day selected by Seller pursuant to this Agreement and ending on a Settlement Date; or

                  (b) if Yield for such Receivable Interest is calculated on the basis of the Alternate Base Rate, a period commencing on a Business Day selected by Seller and ending on the earlier to occur of the next Settlement Date or the first day of an Interest Period described in clause (a) above.

In the case of any Interest Period which commences before the Facility Termination Date and would otherwise end on a date occurring after the Facility Termination Date, such Interest Period shall end on the Facility Termination Date. The duration of each Interest Period which commences after the Facility Termination Date shall be of such duration (not to exceed one month) as selected by the Agent.

                  "INVESTED AMOUNT" of any Receivable Interest means, at any time, (A) the Purchase Price of such Receivable Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Agent which in each case are applied to reduce such Invested Amount in accordance with the terms and conditions of this Agreement; PROVIDED THAT such Invested Amount shall be restored (in accordance with Section 2.4) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

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

                  "LIBO RATE" means, for any Interest Period, (i) the rate per annum determined on the basis of the offered rate for deposits in United States dollars of amounts equal or comparable to the Invested Amount offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M <Index> Q <Go>" (or, for Interest Periods of longer than one month, the comparable address for the applicable number of months) effective as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period, PROVIDED that if no such offered rates appear on such page, the LIBO Rate for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York, New York, selected by the Agent, at approximately 10:00 a.m.(New York time), two Business Days prior to the first day of such Interest Period, for deposits in United States dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the Invested Amount, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Interest Period PLUS (ii) the Applicable LIBO Rate Percentage per annum then in effect. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

                  "LIQUIDITY AGREEMENT" means that certain Amended and Restated Liquidity Purchase Agreement dated as of November 28, 2005, by and among VFCC, the Agent and the Liquidity Banks, as the same may be amended, restated and/or otherwise modified from time to time in accordance with the terms thereof.

                  "LIQUIDITY BANK" means Wachovia and each other bank or financial institution from time to time party hereto and to the Liquidity Agreement (other than (i) VFCC, (ii) CIT/BC, individually or as Co-Agent, and
(iii) the Agent acting in its capacity as the Agent hereunder or thereunder).

                  "LIQUIDITY COMMITMENT" means, as to each Liquidity Bank, its commitment under the Liquidity Agreement. Each Liquidity Bank's Liquidity Commitment shall equal 102% of the its Commitment hereunder.

                  "LIQUIDITY FUNDING" means (a) a purchase from Seller by any Liquidity Bank of its Pro Rata Share of the VFCC Group's Funding Percentage of a Receivable Interest pursuant to its Commitment under this Agreement, or (b) a purchase from VFCC by any Liquidity Bank pursuant to its Liquidity Commitment of all or any portion of, or any undivided interest in, VFCC's Funding Percentage of any Receivable Interest.

                  "LIQUIDITY TERMINATION DATE" means the earlier to occur of April 28, 2008 or date on which the Liquidity Commitments cease to be available to VFCC or otherwise cease to be in full force and effect.

                  "LOCK-BOX" means each locked postal box with respect to which a bank who has executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.

                  "LOSS RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of (a) the Stress Factor, times (b) the highest average of Default Ratios for any consecutive three-month period occurring during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(i) the financial condition or operations of Performance Guarantor and its Subsidiaries, taken as a whole, (ii) the ability of any Seller Party to perform its obligations under this Agreement or the Performance Guarantor to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) the Agent's security interest, for the benefit of the Secured Parties, in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

                  "MCE PERCENTAGE" means a percentage established, and periodically updated, by the Corporate & Investment Banking division of Wachovia Capital Markets, LLC pursuant to its credit policy requirements as a measure of risk associated with changes in the value of the Canadian dollar relative to the U.S. dollar that may occur during a period of four months. The MCE Percentage in effect on the date of this Agreement is 7.5%. The highest MCE Percentage during the twelve months immediately preceding the date of this Agreement is 8.5%. The Agent will notify the Servicer of changes to the MCE Percentage as they occur from time to time.
                  "MONTHLY REPORTING DATE" means the 20th day of each month after the date of this Agreement (or if any such day is not a Business Day, the next succeeding Business Day thereafter) or such other days of any month as Agent may request in connection with Section 8.5 hereof.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "NET POOL BALANCE" means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time reduced by the sum of (a) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor, (b) the amount by which the aggregate Outstanding Balance of all Eligible Foreign Receivables exceeds the product of (X) the Eligible Foreign Receivables Limit (as such term is defined in the Fee Letter) MULTIPLIED BY (Y) the aggregate Outstanding Balance of all Eligible Receivables and (c) the amount deducted from the numerator set forth in clause (i) of the definition of the term "Best Possible DSO" pursuant to the proviso of clause
(iv) of the definition of the term "Eligible Receivable".

                  "OBLIGOR" means a Person obligated to make payments pursuant to a Contract.

                  "OBLIGOR CONCENTRATION LIMIT" means, at any time, in relation to the aggregate Outstanding Balance of Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit shall be determined as follows for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and Moody's (or in the absence thereof, the equivalent long term unsecured senior debt ratings), the applicable concentration limit shall be determined according to the following table:


          S&P RATING                     MOODY'S               ALLOWABLE % OF
                                          RATING            ELIGIBLE RECEIVABLES

             A-1+                          P-1                         10%

              A-1                          P-1                         8%

              A-2                          P-2                         8%

              A-3                          P-3                         6%

     Below A-3 or Not Rated        Below P-3 or Not
        by either S&P or            Rated by either                    5%
             Moody's                S&P or Moody's


         ; PROVIDED, HOWEVER, that (a) if any Obligor has a split rating, the applicable rating will be the lower of the two, (b) if any Obligor is not rated by either S&P or Moody's, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, and (c) subject to satisfaction of the Rating Agency Condition and/or an increase in the percentage set forth in clause
         (a)(i) of the definition of "REQUIRED RESERVE," upon Seller's request from time to time, the Agent may agree to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates (each such higher percentage, a "SPECIAL CONCENTRATION LIMIT"), it being understood that any Special Concentration Limit may be cancelled by the Agent upon not less than five (5) Business Days' written notice to the Seller Parties.

                  "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control.

                  "ORIGINATOR" means each of the U.S. Originators and the Canadian Originator.

                  "OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof plus, in the case of any Receivable originated by the Canadian Originator, any GST payable in connection therewith; PROVIDED, HOWEVER, that to the extent that any Receivable is denominated in Canadian dollars, references herein to the Outstanding Balance thereof shall be deemed for all purposes to be references to the U.S. Dollar Equivalent of such balance.

                  "PARTICIPANT" has the meaning set forth in Section 12.3.

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which Performance Guarantor sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

                  "PERFORMANCE GUARANTOR" means Wolverine Tube, Inc., a Delaware corporation.

                  "PERFORMANCE UNDERTAKING" means that certain Amended and Restated Performance Undertaking, dated as of April 4, 2006 by Performance Guarantor in favor of Seller, substantially in the form of Exhibit IX, as the same may be amended, restated or otherwise modified from time to time.

                  "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which Performance Guarantor or any of its ERISA Affiliates sponsors or maintains or to which Performance Guarantor or any of its ERISA Affiliates makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

                  "POOLED COMMERCIAL PAPER" means Commercial Paper notes of VFCC subject to any particular pooling arrangement by VFCC, but excluding Commercial Paper issued by VFCC for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by VFCC.

                  "PRIME RATE" means a rate per annum equal to the prime rate of interest announced from time to time by Wachovia (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

                  "PRODUCTION MONTH" shall have the meaning specified in the ABL Credit Agreement.

                  "PRO RATA SHARE" means, for each Liquidity Bank on any date of determination, a percentage equal to (i) the Commitment of such Liquidity Bank at such time, DIVIDED BY (ii) the aggregate amount of all Commitments of all Liquidity Banks at such time.

                  "PROPOSED REDUCTION DATE" has the meaning set forth in Section 1.3.

                  "PURCHASE" means an Incremental Purchase or a Reinvestment.

                  "PURCHASER" means VFCC or a Committed Purchaser.

                  "PURCHASE DATE" means each Business Day on which a Purchase is made hereunder.

                  "PURCHASE LIMIT" means US$70,000,000.

                  "PURCHASE NOTICE" has the meaning set forth in Section 1.2.

                  "PURCHASE PRICE" means, with respect to any Incremental Purchase of a Receivable Interest, the amount paid to Seller by the Purchasers for such Receivable Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date, (iii) the excess, if any, of the Net Pool Balance (less the Required Reserve) on the applicable purchase date over the aggregate outstanding amount of Aggregate Invested Amount determined as of the date of the most recent Settlement Report, taking into account such proposed Incremental Purchase and (iv) the excess, if any, of the product of 85% times the aggregate Outstanding Balance of Eligible Receivables on the applicable purchase date over the aggregate outstanding amount of Aggregate Invested Amount determined as of the date of the most recent Settlement Report, taking into account such proposed Incremental Purchase.

                  "PURCHASED ASSETS" means all of Seller's right, title and interest, whether now owned and existing or hereafter arising in and to all of the Receivables, the Related Security, the Collections and all proceeds of the foregoing.

                  "PURCHASER" means VFCC or any Committed Purchaser.

                  "QUEBEC ASSETS" is defined in Section 1.1(a)(i).

                  "QUEBEC RECEIVABLE" means any Receivable in respect of which either the Obligor is a resident of (or has its mailing address in) the Province of Quebec, or the related Contract provides that payment of such Receivable shall be made to a location in the Province of Quebec.

                  "RATING AGENCY CONDITION" means that VFCC has received written notice from S&P and Moody's that an amendment, a change or a waiver will not result in a withdrawal or downgrade of the then current ratings on VFCC's Commercial Paper.

                  "RECEIVABLE" means each "Receivable" under and as defined in a Receivables Sale Agreement in which Seller acquires any interest.

                  "RECEIVABLE INTEREST" means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Invested Amount, selected pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:

                                     IA + RR
                             ----------------------
                                       NPB

                  WHERE:

                  IA       = the Invested Amount of such Receivable Interest.

                  NPB      = the Net Pool Balance.

                  RR       = the Required Reserve.

Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Facility Termination Date, each Receivable Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Facility Termination Date. The variable percentage represented by any Receivable Interest as computed (or deemed recomputed) as of the close of the Business Day immediately preceding the Facility Termination Date shall remain constant at all times thereafter. Notwithstanding the foregoing, the Receivable Interest shall at all times include 100% of the Quebec Assets.

                  "RECEIVABLES SALE AGREEMENT" means each of the U.S. Receivables Sale Agreement and the Canadian Receivables Sale Agreement.

                  "RECORDS" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

                  "RECOURSE OBLIGATIONS" has the meaning set forth in Section
2.1.

                  "REDUCTION NOTICE" has the meaning set forth in Section 1.3.

                  "REGULATORY CHANGE" means any change after the date of this Agreement in United States (federal, state or municipal) or foreign laws, regulations (including Regulation D) or accounting principles or the adoption or making after such date of any interpretations, directives or requests applying to a class of financial institutions (including any Committed Purchaser) of or under any United States (federal, state or municipal) or foreign laws, regulations (whether or not having the force of law) or accounting principles by any court, governmental or monetary authority, or accounting board or authority (whether or not part of government) charged with the establishment, interpretation or administration thereof. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change..

                  "REINVESTMENT" has the meaning set forth in Section 2.2.

                  "RELATED SECURITY" means, with respect to any Receivable:

                  (i) all of Seller's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by an Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

                  (ii) all other security interests, liens or other Adverse Claims and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                  (iii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                  (iv) all service contracts and other contracts and agreements associated with such Receivable,

                  (v)      all Records related to such Receivable,

                  (vi) all of Seller's right, title and interest in, to and under the applicable Receivables Sale Agreement in respect of such Receivable and all of Seller's right, title and interest in, to and under the Performance Undertaking, and

                  (vii)    all proceeds of any of the foregoing.

                  "REQUIRED NOTICE PERIOD" means the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

     AGGREGATE REDUCTION                    REQUIRED NOTICE PERIOD
     -------------------                    ----------------------

less than 25% of the Purchase                2 Business Days
Limit

greater than 25% but less than               5 Business Days
50% of the Purchase Limit

greater than 50% of the                      10 Business Days
Purchase Limit


                  "REQUIRED RESERVE" means, on any day during a Calculation Period, the sum of:

                  (a) the product of (i) the greater of (A) the Required Reserve Factor Floor and (B) the sum of the Loss Reserve, the Yield Reserve, the Dilution Reserve and the Servicing Reserve, times (ii) the Net Pool Balance as of the Cut-Off Date immediately preceding such Calculation Period, plus

                  (b) the sum of (i) the Currency Reserve and (ii) the Deemed Interest Reserve.

                  "REQUIRED RESERVE FACTOR FLOOR" means, for any Calculation Period, the sum (expressed as a percentage) of (a) 22.0% PLUS (b) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any class of Equity Interests in Seller now or hereafter outstanding, except a dividend payable solely in Equity Interests of that class or in any junior class of Equity Interests in Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of Equity Interests in Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the U.S. Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any class of Equity Interests in Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to any Originator or its Affiliates in reimbursement of actual management services performed).

                  "SANCTIONED COUNTRY" means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/eotffc/ofac/ sanctions/index.html, or as otherwise published from time to time.

                  "SANCTIONED PERSON" means (a) a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or as otherwise published from time to time, or (b) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or
(iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

                  "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

                  "SECURED PARTIES" means the Indemnified Parties.

                  "SELLER" has the meaning set forth in the preamble to this Agreement.

                  "SELLER PARTIES" means, collectively, (a) Seller, (b) at any time while it is acting as Servicer, Wolverine Finance, and (c) at any time while it is acting as Performance Guarantor, Wolverine Tube, Inc.

                  "SERVICER" means at any time the Person (which may be the Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.

                  "SERVICING FEE" means, for each day in a Calculation Period:

                  (a) an amount equal to (i) the Servicing Fee Rate (or, at any time while Wolverine Finance or one of its Affiliates is the Servicer, such lesser percentage as may be agreed between Seller and the Servicer on an arms' length basis based on then prevailing market terms for similar services), TIMES (ii) the aggregate Outstanding Balance of all Receivables at the close of business on the Cut-Off Date immediately preceding such Calculation Period, TIMES (iii) 1/360; or

                  (b) on and after the Servicer's reasonable request made at any time when Wolverine Finance or one of its Affiliates is no longer acting as Servicer hereunder, an alternative amount specified by the successor Servicer not exceeding (i) 110% of such Servicer's reasonable costs and expenses of performing its obligations under this Agreement during the preceding Calculation Period, DIVIDED BY (ii) the number of days in the current Calculation Period.

                  "SERVICING FEE RATE" means 1.0% per annum.

                  "SERVICING RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of (a) the Servicing Fee Rate, TIMES (b) a fraction, the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360.

                  "SETTLEMENT DATE" means (i) the 2nd Business Day after each Monthly Reporting Date and (ii) the Facility Termination Date.

                  "SETTLEMENT PERIOD" means the Calculation Period immediately preceding each Settlement Date.

                  "SETTLEMENT REPORT" means a report, in substantially the form of Exhibit VIII hereto (appropriately completed), furnished by the Servicer to the Agent and the Co-Agent pursuant to Section 8.5.

                  "STRESS FACTOR" means, for any Calculation Period, a number greater than or equal to 2 and less than or equal to 3 selected by the Agent from time to time in its sole discretion and notified to the Seller Parties upon not less than 2 Business Days' written notice.

                  "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled; it being understood that the Seller is not a Subsidiary of the Performance Guarantor.

                  "TAX CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

                  "TERMINATING TRANCHE" has the meaning set forth in Section 4.3(b).

                  "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Purchase Notice, the Receivables Sale Agreements, each Collection Account Agreement, the Performance Undertaking, the Fee Letters, each Subordinated Note (as defined in the U.S. Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith.

                  "2009 SENIOR NOTE INDENTURE" shall have the meaning specified in the ABL Credit Agreement.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  "UNFINANCED CAPITAL EXPENDITURES" means, for any period, all Capital Expenditures not financed from proceeds of Consolidated Funded Debt (other than Loans made under and as defined in the ABL Credit Agreement or from proceeds of the Sale Price under and as defined in each of the Receivables Sale Agreements received by any Originator).

                  "UNMATURED AMORTIZATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.

                  "U.S. DOLLAR EQUIVALENT" means, at the date of determination, the amount of U.S. dollars that the Agent could purchase, in accordance with its normal practice, with a specified amount of Canadian dollars based on the Bank of Canada noon spot rate on such date.

                  "U.S. ORIGINATOR" means each of Wolverine Tube, Inc., a Delaware corporation, Tube Forming, LP, a Delaware limited partnership and Small Tube Manufacturing LLC, a Delaware limited liability company, each in its capacity as a seller under the U.S. Receivables Sale Agreement.

                  "U.S. RECEIVABLES SALE AGREEMENT" means that certain Receivables Sale Agreement, dated as of April 28, 2005, among the US Originators and Seller, as the same may be amended, restated or otherwise modified from time to time.

                  "VFCC" has the meaning set forth in the preamble to this Agreement.

                  "VFCC GROUP" means, collectively, VFCC and the Liquidity
Banks.

                  "WACHOVIA" has the meaning set forth in the preamble to this Agreement.

                  "WEEKLY ADJUSTMENT DATE" means the Business Day after each Weekly Reporting Date.

                  "WEEKLY REPORT" means a report in the form of Exhibit X hereto (appropriately completed), furnished by the Servicer to the Agent and the Co-Agent pursuant to Section 8.5, as such form may be updated from time to time by the Agent.

                  "WEEKLY REPORTING DATE" means Wednesday of each week (or if any Wednesday is not a Business Day, the next succeeding Business Day).

                  "YIELD" means for each Interest Period relating to a Committed Purchaser Investment, an amount equal to the product of the applicable Yield Rate for such Committed Purchaser Investment multiplied by the Invested Amount thereof for each day elapsed during such Interest Period, annualized on a 360 day basis.

                  "YIELD RATE" means, with respect to each Committed Purchaser Investment, the LIBO Rate, the Alternate Base Rate or the Default Rate, as applicable.

                  "YIELD RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of (i) 1.5 times (ii) the Alternate Base Rate as of the immediately preceding Cut-Off Date times (iii) a fraction the numerator of which is the highest Days Sales Outstanding for the most recent 12 Calculation Periods and the denominator of which is 360.

                  ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. ALL TERMS USED IN ARTICLE 9 OF THE UCC IN THE STATE OF NEW YORK, AND NOT SPECIFICALLY DEFINED HEREIN, ARE USED HEREIN AS DEFINED IN SUCH ARTICLE 9. EXCEPT AS OTHERWISE EXPRESSLY STATED, ALL REFERENCES TO DOLLAR AMOUNTS ARE TO SUCH AMOUNTS IN UNITED STATES DOLLARS.

                                   EXHIBIT II

                             FORM OF PURCHASE NOTICE

                                       ---

                               DEJ 98 FINANCE, LLC

                                 PURCHASE NOTICE
                           DATED ______________, 20__
                     FOR PURCHASE ON ________________, 20__


Wachovia Bank, National Association, as Agent
171 17th Street, N.W., 4th Floor
Mail-stop GA4524
Atlanta, GA  30363
Attention:  Elizabeth Wagner
Fax:     (404) 214-5481

CIT Business Capital
900 Ashwood Parkway, Suite 610
Atlanta, Georgia  30338
Attention:  Portfolio Manager
Fax:     (770) 552-7673


Ladies and Gentlemen:

         Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of April 4, 2006 (as amended, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AGREEMENT") among DEJ 98 Finance, LLC, a Delaware limited liability company (the "SELLER"), Wolverine Finance, LLC, a Tennessee limited liability company, as initial Servicer, Wolverine Tube, Inc., a Delaware corporation, as Performance Guarantor, Variable Funding Capital Company, LLC, The CIT Group/Business Credit, Inc., individually and as Co-Agent, and Wachovia Bank, National Association, individually and as Agent. Capitalized terms defined in the Receivables Purchase Agreement are used herein with the same meanings.

         1. The Servicer, on behalf of the Seller hereby certifies, represents and warrants to the Agent and the Purchasers that on and as of the Purchase Date (as hereinafter defined):

         (a) all applicable conditions precedent set forth in Article VI of the Receivables Purchase Agreement have been satisfied;

         (b) each of its representations and warranties contained in Section 5.1 of the Receivables Purchase Agreement will be true and correct, in all material respects, as if made on and as of the Purchase Date;

         (c) no event will have occurred and is continuing, or would result from the requested Purchase, that constitutes an Amortization Event or Unmatured Amortization Event;

         (d) the Facility Termination Date has not occurred; and

         (e) after giving effect to the Purchase requested below, the Aggregate Invested Amount will not exceed the Purchase Limit and the aggregate Receivable Interests will not exceed 100%.

         2. The Servicer, on behalf of the Seller hereby requests that the Purchasers make a Purchase on ___________, 20__ (the "PURCHASE DATE") as follows:

         (a) Purchase Price: US$_____________

         (b) If the Purchase is funded with a Liquidity Funding, Servicer on behalf of the Seller requests that the Invested Amount (which will initially accrue Yield at the Alternate Base Rate) begin to accrued Yield at a LIBO Rate for a Interest Period of _____ months on the third Business Day after the Purchase Date).

         3. Please disburse the proceeds of the Purchase as follows:

         [Apply US$________ to payment of Aggregate Unpaids due on the Purchase Date]. [Wire transfer US$________ to account no. ________ at ___________
     Bank, in [city, state], ABA No. __________, Reference: ________].

         IN WITNESS WHEREOF, the Servicer, on behalf of the Seller has caused this Purchase Request to be executed and delivered as of this ____ day of ___________, _____.


                           [_______________________, as Servicer, on behalf of:]
                            ____________., as Seller


                           By:
                                -----------------------------------
                           Name:
                           Title:

                                   EXHIBIT III

             PLACES OF BUSINESS OF THE SELLER; LOCATIONS OF RECORDS;

           FEDERAL EMPLOYER AND ORGANIZATIONAL IDENTIFICATION NUMBERS



Name: DEJ 98 Finance, LLC

Places of Business:         200 Clinton Avenue, Suite 1100, Huntsville, AL 35801

Chief Executive Office:     200 Clinton Avenue, Suite 1100, Huntsville, AL 35801

Locations of Records:       200 Clinton Avenue, Suite 1100, Huntsville, AL 35801

Federal Employer Identification Number:       20-2729394

Organizational Identification Number:         3957508

                                   EXHIBIT IV

           NAMES OF COLLECTION BANKS; LOCK-BOXES & COLLECTION ACCOUNTS

                                    EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To:      Wachovia Bank, National Association, as Agent
         The CIT Group/Business Credit, Inc.

         This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement dated as of April 4, 2006 among DEJ 98 FINANCE, LLC, a Delaware limited liability company (the "SELLER"), Wolverine Finance, LLC, a Tennessee limited liability company, (the "SERVICER"), Wolverine Tube, Inc., a Delaware corporation, "PERFORMANCE GUARANTOR"), Variable Funding Capital Company, LLC, The CIT Group/Business Credit, Inc., individually and as Co-Agent, and Wachovia Bank, National Association, individually and as Agent (the "AGREEMENT").

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected _________________ of [Seller/Servicer/Performance Guarantor].

         2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 5 below].

         4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

         [5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:
____________________]

The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered as of ______________, 20__.



                  By:
                      -----------------------------
                  Name:
                  Title:

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

         A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         This schedule relates to the month ended: _______________

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT




       [copy of existing agreements + Bank of Nova Scotia Agreement to be attached by L&W]

                                   EXHIBIT VII

                          CREDIT AND COLLECTION POLICY



                [copy of existing policies to be attached by L&W]

                                  EXHIBIT VIII

                            FORM OF SETTLEMENT REPORT


                     DEJ 98 FINANCE MONTHLY SERVICER REPORT
                           FOR THE MONTH ENDED: [DATE]
                                    ($000'S)

           CALCULATED FUNDING
             AVAILABILITY
A/R ROLLFORWARD

           Beginning Balance
           Add: New Billings
           Add: Debits
             Less: Net Cash
             Less: Dilution
             Less: Gross Write-Offs
           EOM AR Balance


AGING SCHEDULE                                                                          % of Total Aging
                                                               Current       Current         1 Month              2 Months
                                                                              Month           Prior                 Prior
           Current
           1-30 DPD
           31-60 DPD
           61-90 DPD
           91+ DPD
           Total Credits in Agings
                                               Total Aging      $____        100.00%          100.00%              100.00%

A/R RECONCILIATIONS

           Calculated Ending A/R
           Reported Ending A/R
           Difference

           Calculated Ending A/R
           Total Aging
           Difference                                                                         Check

INELIGIBLES

           Defaulted Receivables (Gross)
           Contra Accounts
           Cross-Aged 50%
           Volume Rebate Accrual
           Chargebacks
           Bankrupt A/R

           Other Foreign
           Ineligible Payment Terms
           Canadian Currency Reserve                                                           Not
                                                                                        Ineligible
                                                                                         (used for
                                                                                          Required
                                                                                         Reserves)
           Difference between Canada Aging and Canada GL

           U.S. Dollar Equivalent of non-assignable
           Receivables

           Total Ineligibles

           ELIGIBLE RECEIVABLES


                                                                                CURRENT     ONE        TWO
                                                                                MONTH       MONTH      MONTHS
                                                                                            PRIOR      PRIOR
                                                                                ----------- ---------- ----------
EXCESS CARVEOUTS

                   Over-concentrations (From Obligor
                   Concentrations)

                   Excess Foreign

                   Deduction for Best Possible DSO


FUNDING AVAILABILITY CALCULATION

                   Total A/R
                   Less: Total
                   Ineligibles
                   Eligible
                   Receivables
                   Less: Total Excess Carveouts
                   NET POOL
                   BALANCE

RESERVES

                   Loss Reserve
                   Dilution
                   Reserve
                   Yield Reserve
                   Servicing
                   Reserve
                   Total Dynamic
                   Reserve

                   Reserve Floor
                   Required
                   Reserve %
                   Required
                   Reserve $ (RR)

FUNDING AVAILABILITY

                   Net Pool
                   Balance (NPB)
                   Less:
                   Required
                   Reserve
                   CALCULATED FUNDING AVAILABILITY
                   MAXIMUM FUNDING AVAILABLE
                   Current CP Outstanding (CP)
                   PURCHASE AVAILABILITY (OR
                   REQUIRED PAYDOWN)

                   Purchase (or Paydown) at
                   Settlement


TRIGGER COMPLIANCE
                                   Compliance        Compliance
                                      Test             Level

                   Asset Interest  (CP+RR) / NPB    In Compliance                          %          %          %
                                   < 100%

                   3M              Less than 2.75%  In Compliance                          %          %          %
                   Delinquency
                   Trigger

                   3M Default      Less than 2.5%   In Compliance                          %          %          %
                   Ratio

                   3M Dilution      Less than 5%    In Compliance                          %          %          %
                   Ratio

                   Best Possible        <= 40       In Compliance
                   DSO

                   Purchase Limit  <= $70,000,000   In Compliance

                   [Financial
                   Covenant 1]

                   [Financial
                   Covenant 2]

                   [Financial
                   Covenant 3]


EXCESS CONCENTRATIONS

      Obligor         Short Term                        Total          % of
       Name           Debt Rating      Allowable %      Receivables    Total    Excess Receivables
      -------         -----------     ------------      -----------    -----    ------------------
 1.                     NR/NR                5.00%

 2.                     [Special            10.00%
                        Obligor]

 3.                     A3/P3                6.00%

 4.                     A1/P1                8.00%

 5.                     A2/P2                8.00%

 6.                     NR/NR                5.00%

                                                                       Total    $
                                                                                ------------------


The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstanding receivables as of [Date] in accordance with the Amended and Restated Receivables Purchase Agreement dated as of April 4, 2006 and that all representations and warranties related to such Agreement are restated and reaffirmed.


Signed:                                                     Date:
          -------------------------------                         --------------
Title:

                                   EXHIBIT IX

                         FORM OF PERFORMANCE UNDERTAKING

                                      - - -

                  AMENDED AND RESTATED PERFORMANCE UNDERTAKING


         THIS AMENDED AND RESTATED PERFORMANCE UNDERTAKING (this "UNDERTAKING"), dated as of April 4, 2006, is executed by Wolverine Tube, Inc., a Delaware corporation ("WTI" or the "PERFORMANCE GUARANTOR") in favor of DEJ 98 Finance, LLC, a Delaware limited liability company (together with its successors and assigns, "RECIPIENT").

                                    RECITALS

         1. Tube Forming, LP, a Delaware limited partnership and Small Tube Manufacturing LLC, a Delaware limited liability company, (all of the foregoing, collectively, the "U.S. SUBSIDIARY ORIGINATORS"), WTI, and Recipient entered into a Receivables Sale Agreement, dated as of April 28, 2005 (as amended, restated or otherwise modified from time to time, the "U.S. SALE AGREEMENT"), pursuant to which WTI and the U.S. Subsidiary Originators, subject to the terms and conditions contained therein, are selling (and, in the case of WTI, contributing) their respective right, title and interest in their accounts receivable to Recipient.

         2. As an inducement for Recipient to acquire U.S. Subsidiary Originators' accounts receivable pursuant to the U.S. Sale Agreement, Performance Guarantor entered into a Performance Undertaking dated as of April 28, 2005 with Recipient (the "ORIGINAL PERFORMANCE UNDERTAKING") whereby Performance Guarantor agreed to guaranty (a) the due and punctual performance by the U.S. Subsidiary Originators of their respective obligations under the U.S. Sale Agreement, as well as (b) the Servicing Related Obligations (as hereinafter defined) of Wolverine Finance, LLC, a Tennessee limited liability company ("WOLVERINE FINANCE").

         3. Wolverine Tube (Canada) Inc., an Ontario Corporation (the "CANADIAN SUBSIDIARY ORIGINATOR"; together with the U.S. Subsidiary Originators, the "SUBSIDIARY ORIGINATORS") has entered into a Canadian Receivables Sale Agreement dated as of April 4, 2006 (as amended, restated or otherwise modified from time to time, the "CANADIAN SALE AGREEMENT"; together with the U.S. Sale Agreement, the "SALE AGREEMENTS"), pursuant to which the Canadian Subsidiary Originator, subject to the terms and conditions contained therein, is selling its right, title and interest in its accounts receivable to Recipient.

         4. In connection with the execution of the Canadian Sale Agreement, the parties to the Receivables Purchase Agreement (as defined in the Original Performance Undertaking) have agreed to make certain amendments thereto.

         5. Performance Guarantor wishes to guaranty the due and punctual performance by the Canadian Subsidiary Originator of its obligations to Recipient under or in respect of the Canadian Sale Agreement, and wishes to reaffirm its guarantee of the obligations of the U.S. Subsidiary Originators to Recipient under or in respect of the U.S. Sale Agreement and of Wolverine Finance's Servicing Related Obligations on the terms and conditions hereinafter set forth.

         6. Performance Guarantor owns, directly or indirectly, 100% of the Equity Interests of each of the Subsidiary Originators and 100% of the non-voting Equity Interests and 49% of the voting Equity Interests in Recipient, and accordingly, Performance Guarantor, receives and is expected to receive substantial direct and indirect benefits from their sale of receivables to Recipient pursuant to the Sale Agreements (which benefits are hereby acknowledged).

         7. To reflect the foregoing, the parties hereto have agreed to certain amendments to the Original Performance Undertaking and for convenience, have agreed to amend and restate the Original Performance Undertaking in its entirety, on the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, Performance Guarantor hereby agrees as follows:

         Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Sale Agreements or the Receivables Purchase Agreement (as hereinafter defined). In addition:

         "AGREEMENTS" means, collectively, the Sale Agreements and the Receivables Purchase Agreement.

         "EQUITY INTERESTS" means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the date of this Agreement.

         "GUARANTEED OBLIGATIONS" means, collectively, (a) all covenants, agreements, terms, conditions and indemnities to be performed and observed by any Subsidiary Originator under and pursuant to the Sale Agreements or either of them and each other document executed and delivered by any Subsidiary Originator pursuant to the Sale Agreements or either of them, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by any Subsidiary Originator under either Sale Agreement, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason and (b) all Servicing Related Obligations, in each case, whether now existing or hereafter arising.

         "RECEIVABLE PURCHASE AGREEMENT" means the Amended and Restated Receivables Purchase Agreement, dated as of April 4, 2006 entered into by and among Recipient, as Seller, Wolverine Finance, as Servicer, the Performance Guarantor, Variable Funding Capital Company, LLC ("VFCC"), The CIT Group/Business Credit, Inc., individually and as Co-Agent, and Wachovia Bank, National Association, individually and as Agent.

         "SERVICING RELATED OBLIGATIONS" means all obligations of Wolverine Finance (a) as Servicer under the Receivables Purchase Agreement or (b) which arise pursuant to Sections 8.2 or 13.3 of the Receivables Purchase Agreement as a result of its termination as Servicer.

         Section 2. Guaranty of Performance of Guaranteed Obligations. Performance Guarantor hereby guarantees to Recipient, the full and punctual payment and performance by each Subsidiary Originator and Wolverine Finance of its respective Guaranteed Obligations. This Undertaking is an absolute, unconditional and continuing guaranty of the full and punctual performance of all Guaranteed Obligations and is in no way conditioned upon any requirement that Recipient first attempt to collect any amounts owing by any Subsidiary Originator or Wolverine Finance, as applicable, to Recipient, the Agent, Wachovia, VFCC or any other Purchaser from any other Person or resort to any collateral security, any balance of any deposit account or credit on the books of Recipient, the Agent, Wachovia, VFCC or any other Purchaser in favor of any Subsidiary Originator, Wolverine Finance or any other Person or other means of obtaining payment. Should any Subsidiary Originator or Wolverine Finance default in the payment or performance of any of its Guaranteed Obligations, Recipient (or its assigns) may cause the immediate performance by Performance Guarantor of such Guaranteed Obligations and cause any payment Guaranteed Obligations to become forthwith due and payable to Recipient (or its assigns), without demand or notice of any nature (other than as expressly provided herein), all of which are hereby expressly waived by Performance Guarantor. Notwithstanding the foregoing, this Undertaking is not a guarantee of the collection of any of the Receivables and Performance Guarantor shall not be responsible for any Guaranteed Obligations to the extent the failure to perform such Guaranteed Obligations by any Subsidiary Originator or Wolverine Finance results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; PROVIDED THAT nothing herein shall relieve any Subsidiary Originator or Wolverine Finance from performing in full its Guaranteed Obligations under the Agreements or Performance Guarantor of its undertaking hereunder with respect to the full performance of such duties.

         Section 3. Performance Guarantor's Further Agreements to Pay. Performance Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Recipient (and its assigns), forthwith upon demand in funds immediately available to Recipient, all reasonable costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Recipient in connection with the Guaranteed Obligations, this Undertaking and the enforcement thereof, together with interest on amounts recoverable under this Undertaking from the time when such amounts become due until payment, at a rate of interest (computed for the actual number of days elapsed based on a 360 day year) equal to the Alternate Base Rate PLUS the Applicable Base Rate Percentage then in effect PLUS 2% per annum, such rate of interest changing when and as the Prime Rate changes.

         Section 4. Waivers by Performance Guarantor. Performance Guarantor waives notice of acceptance of this Undertaking, notice of any action taken or omitted by Recipient (or its assigns) in reliance on this Undertaking, and any requirement that Recipient (or its assigns) be diligent or prompt in making demands under this Undertaking, giving notice of any Termination Event, Amortization Event, other default or omission by any Subsidiary Originator or Wolverine Finance or asserting any other rights of Recipient under this Undertaking. Performance Guarantor warrants that it has adequate means to obtain from each Subsidiary Originator and Wolverine Finance, on a continuing basis, information concerning the financial condition of such Subsidiary Originator and Wolverine Finance, and that it is not relying on Recipient to provide such information, now or in the future. Performance Guarantor also irrevocably waives all defenses (i) that at any time may be available in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship, including impairment of collateral. Recipient (and its assigns) shall be at liberty, without giving notice to or obtaining the assent of Performance Guarantor and without relieving Performance Guarantor of any liability under this Undertaking, to deal with each Subsidiary Originator, Wolverine Finance and each other party who now is or after the date hereof becomes liable in any manner for any of the Guaranteed Obligations, in such manner as Recipient in its sole discretion deems fit, and to this end Performance Guarantor agrees that the validity and enforceability of this Undertaking, including without limitation, the provisions of Section 7 hereof, shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement relating thereto at any time; (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Obligations or any part thereof; (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto; (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof; (e) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to the Guaranteed Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment obligations of any Subsidiary Originator or Wolverine Finance or any part thereof or amounts which are not covered by this Undertaking even though Recipient (or its assigns) might lawfully have elected to apply such payments to any part or all of the payment obligations of such Subsidiary Originator or to amounts which are not covered by this Undertaking; (g) the existence of any claim, setoff or other rights which Performance Guarantor may have at any time against any Subsidiary Originator in connection herewith or any unrelated transaction; (h) any assignment or transfer of the Guaranteed Obligations or any part thereof; or (i) any failure on the part of any Subsidiary Originator to perform or comply with any term of the Agreements or any other document executed in connection therewith or delivered thereunder, all whether or not Performance Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (a) through (i) of this Section 4.

         Section 5. Unenforceability of Guaranteed Obligations Against Subsidiary Originators or Wolverine Finance. Notwithstanding (a) any change of ownership of any

Subsidiary Originator or the insolvency, bankruptcy or any other change in the legal status of any Subsidiary Originator; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (c) the failure of any Subsidiary Originator or Performance Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Undertaking, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from any Subsidiary Originator for any other reason other than final payment in full of the payment obligations in accordance with their terms, this Undertaking shall nevertheless be binding on Performance Guarantor. This Undertaking shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Subsidiary Originator or for any other reason with respect to any Subsidiary Originator, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Agreements, or any other agreement evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by Performance Guarantor.

         Section 6. Representations and Warranties. Performance Guarantor hereby represents and warrants to Recipient that:

         (a) Authorization, Execution and Delivery; Binding Effect. The execution and delivery by Performance Guarantor of this Undertaking, and the performance of its obligations hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Undertaking has been duly executed and delivered by Performance Guarantor. This Undertaking constitutes the legal, valid and binding obligation of Performance Guarantor enforceable against Performance Guarantor in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         (b) No Conflict; Government Consent. The execution and delivery by Performance Guarantor of this Undertaking, and the performance of its obligations hereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of Performance Guarantor or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

         Section 7. Subrogation; Subordination. Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full Performance Guarantor:

(a) will not enforce or otherwise exercise any right of subrogation to any of the rights of Recipient, the Agent, VFCC or any other Purchaser against any Subsidiary Originator, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of Recipient, the Agent and VFCC against any Subsidiary Originator and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy Code) which Performance Guarantor might now have or hereafter acquire against any Subsidiary Originator that arise from the existence or performance of Performance Guarantor's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against any Subsidiary Originator in respect of any liability of Performance Guarantor to such Subsidiary Originator and (d) waives any benefit of and any right to participate in any collateral security which may be held by Secured Parties, the Agent or VFCC. The payment of any amounts due with respect to any indebtedness of any Subsidiary Originator now or hereafter owed to Performance Guarantor is hereby subordinated to the prior payment in full of all of the Guaranteed Obligations. Performance Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Guaranteed Obligations, Performance Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of any Subsidiary Originator to Performance Guarantor until all of the Guaranteed Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, Performance Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by Performance Guarantor as trustee for Recipient (and its assigns) and be paid over to Recipient (or its assigns) on account of the Guaranteed Obligations without affecting in any manner the liability of Performance Guarantor under the other provisions of this Undertaking. The provisions of this Section 7 shall be supplemental to and not in derogation of any rights and remedies of Recipient under any separate subordination agreement which Recipient may at any time and from time to time enter into with Performance Guarantor.

         Section 8. Termination of Performance Undertaking. Performance Guarantor's obligations hereunder shall continue in full force and effect until all Aggregate Unpaids are finally paid and satisfied in full and the Receivables Purchase Agreement is terminated, PROVIDED THAT this Undertaking shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Subsidiary Originator or otherwise, as though such payment had not been made or other satisfaction occurred, whether or not Recipient (or its assigns) is in possession of this Undertaking. No invalidity, irregularity or unenforceability by reason of the federal bankruptcy code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, be a defense to or claim against the obligations of Performance Guarantor under this Undertaking.

         Section 9. Effect of Bankruptcy. This Performance Undertaking shall survive the insolvency of any Subsidiary Originator and the commencement of any case or proceeding by or against any Subsidiary Originator under the federal bankruptcy code or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes. No automatic stay under the federal bankruptcy code with respect to any Subsidiary Originator or other federal, state or other applicable bankruptcy, insolvency or reorganization statutes to which any Subsidiary Originator is subject shall postpone the obligations of Performance Guarantor under this Undertaking.

         Section 10. Setoff. Regardless of the other means of obtaining payment of any of the Guaranteed Obligations, Recipient (and its assigns) is hereby authorized at any time and from time to time, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by law, to set off and apply any deposits and other sums against the obligations of Performance Guarantor under this Undertaking, whether or not Recipient (or any such assign) shall have made any demand under this Undertaking and although such obligations may be contingent or unmatured.

         Section 11. Taxes. All payments to be made by Performance Guarantor hereunder shall be made free and clear of any deduction or withholding. If Performance Guarantor is required by law to make any deduction or withholding on account of tax or otherwise from any such payment, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Recipient receive a net sum equal to the sum which they would have received had no deduction or withholding been made.

         Section 12. Further Assurances. Performance Guarantor agrees that it will from time to time, at the request of Recipient (or its assigns), provide information relating to the business and affairs of Performance Guarantor as Recipient may reasonably request. Performance Guarantor also agrees to do all such things and execute all such documents as Recipient (or its assigns) may reasonably consider necessary or desirable to give full effect to this Undertaking and to perfect and preserve the rights and powers of Recipient hereunder.

         Section 13. Successors and Assigns. This Performance Undertaking shall be binding upon Performance Guarantor, its successors and permitted assigns, and shall inure to the benefit of and be enforceable by Recipient and its successors and assigns. Performance Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of each of Recipient and the Agent. Without limiting the generality of the foregoing sentence, Recipient may assign or otherwise transfer the Agreements, any other documents executed in connection therewith or delivered thereunder or any other agreement or note held by them evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Parties herein.

         Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Undertaking nor consent to any departure by Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by Recipient, the Agent and Performance Guarantor. No failure on the part of Recipient to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         Section 15. Notices. All notices and other communications provided for hereunder shall be made in writing and shall be addressed as follows: if to Performance Guarantor, at the address set forth beneath its signature hereto, and if to Recipient, at the addresses set forth beneath its signature hereto, or at such other addresses as each of Performance Guarantor or any Recipient may designate in writing to the other. Each such notice or other communication shall be effective (1) if given by telecopy, upon the receipt thereof, (2) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (3) if given by any other means, when received at the address specified in this Section 15.

         Section 16. GOVERNING LAW. THIS UNDERTAKING SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

         Section 17. CONSENT TO JURISDICTION. EACH OF PERFORMANCE GUARANTOR AND RECIPIENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING, THE AGREEMENTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION THEREWITH OR DELIVERED THEREUNDER AND EACH OF THE PERFORMANCE GUARANTOR AND RECIPIENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

         Section 18. Bankruptcy Petition. Performance Guarantor hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of VFCC, it will not institute against, or join any other Person in instituting against, VFCC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

         Section 19. Miscellaneous. This Undertaking constitutes the entire agreement of Performance Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Undertaking shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations. The provisions of this Undertaking are severable, and in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Performance Guarantor's liability under this Undertaking, then, notwithstanding any other provision of this

Undertaking to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or Recipient, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding. Any provisions of this Undertaking which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise specified, references herein to "SECTION" shall mean a reference to sections of this Undertaking.

         Section 20. Amendment and Restatement. This Undertaking amends, restates and supersedes in its entirety the Original Performance Undertaking. All references to the Original Performance Undertaking in any Transaction Document that is or shall have been executed by any party hereto and that becomes or remains effective on or after the date hereof shall hereafter be a reference to this Undertaking, except to the extent otherwise expressly provided herein or in such other document.

         IN WITNESS WHEREOF, Performance Guarantor has caused this Undertaking to be executed and delivered as of the date first above written.


                                      WOLVERINE TUBE, INC.

                                      By:
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                             -----------------------------------


                                      Address:    200 Clinton Avenue, Suite 1000
                                                  Huntsville, AL  35801
                                      Attention:  James E. (Jed) Deason
                                      Telephone:  256-580-3625
                                      Facsimile:  256-580-3996
                                      Email:      deasonj@wlv.com

                                    EXHIBIT X
                          INITIAL FORM OF WEEKLY REPORT
                                   [ATTACHED]

WEEKLY CALCULATED FUNDING AVAILABILITY - ASSET SECURITIZATION FACILITY Enter data as of week ending date in yellow-shaded cells.
Enter data as of most recent month end date in blue-shaded cells.
Cells that are not shaded contain formulas.

                     WEEK ENDING                                                            3/26/06
                                                                                   $US EQUIVALENT
AGING SCHEDULE                                                     DOMESTIC       CANADA        COMBINED
                     Current
                     1-30 DPD
                     31-60 DPD
                     61-90 DPD
                     91+ DPD
                     TOTAL
                          U.S. Dollar Equivalent of Canadian Dollar denominated
                          U.S. Dollar denominated only Receivables

INELIGIBLES
                     Credit balance items > 60 DPD                                             Enter as a positive number.
                     Defaulted Receivables (Gross)                                             Calculated
                     Contra Accounts                                                       -   Use most recent month-end balance

                     Cross-Aged 50%                                                        -   Use most recent month-end balance
                     Volume Rebate Accrual                                                     Use most recent month-end balance
                     Chargebacks                                                               Use most recent month-end balance
                     Bankrupt A/R                                                              Use most recent month-end balance

                     Other Foreign                                                         -   Use most recent month-end balance
                     Canadian A/R subject to anti-assignment

                     Ineligible Payment Terms                                              -   Use most recent month-end balance
                     TOTAL INELIGIBLES                                                         CALCULATED
                                                                                               ----------
                     ELIGIBLE RECEIVABLES                                                      CALCULATED
                                                                                               ==========

                                                   ALLOWABLE   CREDIT  RATING
                                                  PERCENTAGE   RATING   CODE

OBLIGOR CONCENTRATIONS (TOP 5 UNDER 60 DPD)          5.00%      NR/NR   1                               EXCESS
                                                                                 OBLIGOR   OBLIGOR      OBLIGOR    EXCESS FOREIGN
                                                                                  LIMIT %   LIMIT $     BALANCE      ADJUSTMENT

                       1  [Name]                     6.00%      A3/P3   2             5%
                                              1                                                                         -

                       2  [Special Obligor]   6      8.00%      A2/P2   3             10%                               -

                       3  [Name]              2      8.00%      A1/P1   4             6%

                       4  [Name]              4     10.00%      A1+/P1  5             8%                                -

                       5  [Name]              3     10.00%       York   6             8%                                -

                                                           * Exclude amounts with respect to each
                                                          Obligor that are included in row 22 above.

EXCESS CARVEOUTS

                          Over-concentrations              Calculated
                          Eligible Foreign ([Names Above]
                          Excess Foreign                   Calculated
                          Deduction for Best               Use most recent
                          Possible DSO                    month-end balance
                            TOTAL EXCESS
                          CARVEOUTS                        CALCULATED

FUNDING
AVAILABILITY
CALCULATION

                           Total A/R                       Calculated
                           Less: Total
                          Ineligibles                      Calculated
                                                           ----------
                           Eligible
                          Receivables                      Calculated
                           Less: Total
                          Excess Carveouts                 Calculated
                                                           ----------
                           NET POOL BALANCE                CALCULATED

RESERVES

                                                           Use most recent
                           Loss Reserve                   month-end percentage
                                                           Use most recent
                           Dilution Reserve               month-end percentage
                                                           Use most recent
                           Yield Reserve                  month-end percentage
                                                           Use most recent
                           Servicing Reserve              month-end percentage
                           Total Dynamic
                          Reserve                          Calculated
                                                           Use most recent
                           Reserve Floor                  month-end percentage
                           Required Reserve %              Calculated
                           Applicable MCE                  Use most recent
                          Percentage                      month-end percentage
                           Currency Reserve                Calculated
                           Deemed Interest                 Not applicable unless
                          Reserve                         notified by Agent
                           REQUIRED RESERVE $ (RR)        CALCULATED



FUNDING AVAILABILITY

                           Net Pool Balance
                          (NPB)                            Calculated
                           Less: Required
                          Reserve                          Calculated
                                                           ----------
                           CALCULATED FUNDING
                          AVAILABILITY                     CALCULATED

                           AVAILABILITY CAP       70,000   FIXED

                           Current CP
                          Outstanding (CP)
                            PURCHASE AVAILABILITY (OR
                          REQUIRED PAYDOWN)                CALCULATED


                                   SCHEDULE A

                     COMMITMENTS OF THE COMMITTED PURCHASERS


      COMMITTED PURCHASER                             COMMITMENT
The CIT Group/Business Credit, Inc.                  US$25,000,000.00

Wachovia Bank, National Association                  US$45,000,000.00

                                   SCHEDULE B

                     DOCUMENTS TO BE DELIVERED TO THE AGENT
                          ON OR PRIOR TO EFFECTIVENESS

1. The Canadian Receivables Sale Agreement, duly executed by each of the parties thereto, together with all exhibits thereto and closing documents and opinions required thereunder.

2. This Amended and Restated Receivables Purchase Agreement, duly executed by each of the parties hereto, together with all exhibits thereto.

3. Fee and Rate Letter for CIT/BC, duly executed by each of the parties thereto.

4. Amended and Restated Fee Letter for Wachovia, duly executed by each of the parties thereto.

5. Amended and Restated Performance Undertaking, duly executed by the Performance Guarantor.

6. Amended and Restated Intercreditor Agreement, duly executed by each of the parties thereto.


7. Amendment No. 1 to US Receivables Sale Agreement, duly executed by each of the parties thereto.

8. Amendment No. 1 to Seller's Limited Liability Company Agreement, duly executed by each of the parties thereto.

9.   Secretary's Certificate for Seller certifying as to:

     (i)   Resolutions

     (ii)  Certificate of Formation/Incorporation, as amended to date

     (iii) Limited Liability Company Agreement, as amended by Amendment No. 1 dated as of March 31, 2006

     (iv)  Incumbency Certificate

10. Delaware Certificate of Good Standing for Seller (or electronic confirmation of good standing)

11.  Secretary's Certificate for Wolverine Tube, Inc. certifying as to:

     (i)   Resolutions

     (ii) Certificate of Formation/Incorporation (or certification that there has been no change since 4/05)

     (iii) Bylaws (or certification that there has been no change since 4/05)

     (iv)  Incumbency Certificate

12. Delaware Certificate of Good Standing for Wolverine Tube, Inc. (or electronic confirmation of good standing)

13.  Secretary's Certificate for Servicer certifying as to:

     (i)  Resolutions

     (ii) Certificate/Articles of Incorporation (or certification that there has been no change since 4/05)

     (iii) Bylaws (or certification that there has been no change since 4/05)

     (iv) Incumbency Certificate.

14. Tennessee Certificate of Good Standing for Servicer (or electronic confirmation of good standing).

15.  [New] Corporate/UCC Opinion of Company US Counsel

16.  Bringdown/Reliance Letter with respect to US True Sale Opinion

17. Bringdown/Reliance Letter with respect to US Substantive Non-consolidation Opinion plus expansion thereof to cover non-consolidation of Seller with Canadian Originator

18.  Settlement Report as of February 26, 2006

19.  Weekly Report as of March 26, 2006

20. UCC-1 filings against the Canadian Originator in Alabama and Washington, D.C. [with post-filing searches to be ordered post-closing]

21. Amendment to ABL Agreement/Consent from ABL Lender, duly executed by the parties thereto.

22. Copies of other consents or authorizations that may be required in connection with the transactions evidenced by the Transaction Documents.